PROFIT FUNDS INVESTMENT TRUST
[GRAPHIC OMITTED]  8401 Colesville  Road, Suite 320
                   Silver Spring, Maryland 20910
                   301-650-0059

                                                                      PROSPECTUS
                                                                FEBRUARY 1, 2006


                             THE PROFIT FUND (PVALX)

     The Profit Fund (the "Fund") seeks to provide investors with a high long-term total return, consistent with the preservation of capital and maintenance of liquidity, by investing primarily in the common stock of established, larger capitalization companies (that is, companies having a market capitalization exceeding $10 billion). Dividend income is only an incidental consideration to the Fund's investment objective.

     Profit Investment Management (the "Adviser") serves as the investment adviser to the Fund and manages the Fund's investments.

     THE NAME "PROFIT" IS DERIVED FROM THE NAME OF THE FOUNDER AND PRINCIPAL SHAREHOLDER OF THE ADVISER, EUGENE A. PROFIT, AND IS NOT INTENDED AS AN INDICATION OF THE INVESTMENT OBJECTIVE AND POLICIES OF THE FUND.

     This Prospectus has the information about the Fund that you should know before investing. You should read it carefully and keep it with your investment records.

TABLE OF CONTENTS
================================================================================
Risk/Return Summary .......................................................    1
Expense Information .......................................................    6
How to Purchase Shares ....................................................    7
How to Redeem Shares ......................................................    9
Dividends and Distributions ...............................................   11
Taxes .....................................................................   12
Management of the Fund ....................................................   13
Distribution Plan .........................................................   13
Calculation of Share Price ................................................   14
Financial Highlights ......................................................   16
Privacy Policy Disclosure .................................................   17
For More Information ..............................................   back cover

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              For Information or Assistance in Opening An Account,
  Please Call: Nationwide (Toll-Free) ........................... 888-744-2337

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THESE  SECURITIES  HAVE NOT BEEN APPROVED OR  DISAPPROVED  BY THE SECURITIES AND
EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

RISK/RETURN SUMMARY
================================================================================

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

     The Fund seeks a long-term total return, consistent with the preservation of capital and maintenance of liquidity, by investing primarily in the common stock of established, larger capitalization companies (that is, companies having a market capitalization exceeding $10 billion). Dividend income is only an incidental consideration to the Fund's investment objective.

     The Fund's investment objective may be changed by the Board of Trustees without shareholder approval, but only after shareholders have been notified.

WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES?

     The Fund's investment strategy is designed to participate in rising equity markets while limiting, as much as possible, the downside volatility which can accompany equity investing. The Adviser uses a disciplined, valuation process to select stocks generally having the following characteristics:

o low price/earnings ratios relative to a company's sector or historical performance

o    strong balance sheet ratios

o    high return on capital

o    low price/earnings growth ratios relative to a company's sector

     In the Adviser's opinion, these stocks typically enjoy low expectations from investors in general and are undervalued. As a result, in the Adviser's opinion, average "earnings" performance by such companies can result in superior stock performance, and disappointing "earnings" should result in minimal negative stock performance.

     After purchasing a stock, the Adviser continues to monitor its progress in relation to the overall market and its peers. In evaluating whether to sell a stock, the Adviser considers, among other factors, whether:

o    the stock is overvalued relative to other investments

o    the stock has met the Adviser's earnings expectations

o    political, economic, or other events could affect the company's performance

o    the Adviser has identified a more attractive opportunity

     The Adviser will not necessarily sell a security based on its relationship to these or other factors.

     Normally, the Fund will invest at least 65% of its total assets in common stocks. The Fund expects to invest a portion of its assets in stocks currently paying dividends, although it may buy stocks that are not paying dividends but offer prospects for growth of capital or future income. Although the Fund invests primarily in common stocks, the Fund may also invest in securities convertible into common stock (such as convertible bonds, convertible preferred stocks and warrants). The Fund may invest in convertible preferred stocks and bonds which are rated at the time of purchase in the four highest rating categories assigned by Moody's Investors Service, Inc. (Aaa, Aa, A or Baa) or Standard & Poor's Ratings Group (AAA, AA, A, BBB) or unrated securities determined by the Adviser to be of comparable quality.

     When the Adviser believes substantial price risks exist for common stocks because of uncertainties in the investment outlook, or when in the judgment of the Adviser it is otherwise warranted in selling to manage the Fund's portfolio, the Fund may temporarily hold for defensive purposes all or a portion of its assets in short-term obligations such as bank debt instruments (certificates of deposit, bankers' acceptances and time deposits), commercial paper, shares of money market investment companies, U.S. Government obligations having a maturity of less than one year or repurchase agreements. Although the Fund primarily will invest in these securities to avoid losses, this type of investing also could prevent the Fund from achieving its investment objective. During these times, the Adviser may make frequent securities trades that could result in increased fees, expenses, and taxes.

The Fund does not intend to use short-term trading as a primary means of achieving its investment objective. However, the Fund's rate of portfolio turnover will depend upon market and other conditions, and it will not be a limiting factor when portfolio changes are deemed necessary or appropriate by the Adviser. Although the annual portfolio turnover rate of the Fund cannot be accurately predicted, it is not expected to exceed 100%, but may be either higher or lower.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE FUND?

     The Fund is designed for investors with above-average risk tolerance. Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

MARKET RISK. The price of a company's stock may fall because of problems with the company. Also, stock prices may decline for reasons that have nothing to do with the particular company but which result from conditions impacting the stock market generally. Investments in common stock are subject to inherent market risks and fluctuations in value due to earnings, economic conditions and other factors beyond the control of the Adviser. As a result, the return and net asset value of the Fund will fluctuate.

STYLE RISK. The Adviser's approach generally focuses on stocks believed to be selling at a discount relative to the market and its peers while having strong growth characteristics. It is the Adviser's expectation that these companies will ultimately be recognized by the market and thus appreciate in value. If the market does not recognize these companies, their stock prices may remain stable or decrease in value. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. In addition, different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The Fund may outperform or underperform other funds that employ a different investment style.

MANAGER RISK. The Adviser's method of security selection may not be successful and the Fund may underperform the market as a whole.

MARKET CAPITALIZATION RISK. Stocks fall into three broad market capitalization categories - large, medium and small. Investing primarily in one category carries the risk that due to current market conditions that category may be out of favor. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small and medium capitalization companies, investors may migrate to the stocks of small and mid-sized companies causing a portfolio that invests in these companies to increase in value more rapidly than a portfolio that invests in larger, fully-valued companies. Larger more established companies may also be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Investing in medium and small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. Securities of smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies.

CREDIT AND INTEREST RATE RISK. Although not a principal risk, the Fund may also be subject to credit and interest rate risks. Preferred stocks and bonds rated Baa or BBB have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to pay principal and interest or to pay the preferred stock obligations than is the case with higher grade securities. When interest rates rise, the value of such securities can be expected to decline.

PORTFOLIO HOLDINGS

     A description of the Fund's policies and procedures with respect to the disclosure of portfolio holdings is available in the Statement of Additional Information.

PERFORMANCE SUMMARY

     The bar chart and performance table shown below provide some indication of the risks and variability of investing in the Fund by showing the changes in the Fund's performance from year to year for each full calendar year over the lifetime of the Fund, and by showing how the Fund's average annual total returns compare with those of a broad measure of market performance. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.



                                [GRAPHIC OMITED]


  1997     1998     1999     2000     2001     2002     2003     2004     2005
 ------   ------   ------   ------   ------   ------   ------   ------   ------
 23.58%   32.55%   27.62%   -4.22%   -10.56%  -24.69%  34.92%   13.03%    3.13%





     During the period shown in the bar chart, the highest return for a quarter was 30.98% during the quarter ended December 31, 1998 and the lowest return for a quarter was -20.64% during the quarter ended September 30, 2001.

     The impact of taxes is not reflected in the bar chart; if reflected, returns would be less than those shown.

Average Annual Total Returns for Periods Ended December 31, 2005
----------------------------------------------------------------

     The table below shows how the Fund's average annual total returns compare with those of the Standard & Poor's 500 Index. The table also presents the impact of taxes on the Fund's returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after tax-returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                      Since
                                                                    Inception
                                               1 Year   5 Years  (Nov. 15, 1996)
                                               -------  -------  --------------
THE PROFIT FUND
  Return Before Taxes                            3.13%     1.16%      8.87%
  Return After Taxes on Distributions            2.74%     1.09%      8.58%
  Return After Taxes on Distributions
    and Sale of Fund Shares                      2.56%     0.99%      7.77%

STANDARD & POOR'S 500 INDEX*
  (reflects no deduction for fees,
  expenses, or taxes)                            4.91%     0.54%      7.60%

* The Standard & Poor's 500 Index is an unmanaged index of common stock prices of 500 widely held U.S. stocks.

EXPENSE INFORMATION
================================================================================
This table describes the fees and expenses you will pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)

     Sales Charge (Load) Imposed on Purchases ...................  None
     Contingent Deferred Sales Charge (Load) ....................  None
     Sales Charge (Load) Imposed on Reinvested Dividends ........  None
     Redemption Fee .............................................  None (1)

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)

     Management Fees ............................................  1.25%
     Distribution (12b-1) Fees ..................................  0.11%(2)
     Other Expenses .............................................  2.01%
                                                                   -----
     Total Annual Fund Operating Expenses .......................  3.37%
     Fee Waivers and Expense Reimbursements .....................  0.92%(3)
                                                                   -----
     Net Expenses ...............................................  2.45%
                                                                   =====

(1) A wire transfer fee of $15 is charged by the Fund's custodian in the case of redemptions paid by wire transfer. This fee is subject to change.

(2) The Fund has adopted a plan of distribution under which the Fund may incur expenses related to the distribution of its shares. The annual limitation for payment of such expenses under the plan is 0.25% of the Fund's average daily net assets. However, the Fund incurred distribution expenses of 0.11% during its most recent fiscal year.

(3) The Adviser has contractually agreed to waive its management fees and/or reimburse Fund expenses so that Total Annual Fund Operating Expenses do not exceed 2.45% through at least February 1, 2007.

EXAMPLE

     This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same and that all expense limitations remain in effect only for the period ended February 1, 2007. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                 1 Year      3 Years      5 Years      10 Years
                 ------      -------      -------      --------
                 $  248      $  951       $ 1,676      $ 3,596

HOW TO PURCHASE SHARES
================================================================================

     INITIAL INVESTMENTS. Your initial investment in the Fund must be at least $2,500 ($1,000 for tax-deferred retirement plans). The Fund may, in the Adviser's sole discretion, accept certain accounts with less than the stated minimum initial investment. You may open an account and make an initial investment through securities dealers having a sales agreement with the Fund's principal underwriter (the "Distributor"). You may also make a direct initial investment by sending a check and a completed account application form to The Profit Fund, c/o Ultimus Fund Solutions, P.O. Box 46707, Cincinnati, Ohio 45246-0707. Checks should be made payable to the "The Profit Fund". An account application is included in this Prospectus.

     All purchase checks must be written in U.S. dollars and drawn on a U.S. bank. The Fund does not accept cash, drafts, "starter" checks, travelers checks, credit card checks, or money orders. In addition, to protect the Fund from check fraud, the Fund does not accept checks made payable to third parties.

     You may also purchase shares of the Fund by wire. Please telephone the Transfer Agent (Nationwide call toll-free 1-888-744-2337) for instructions. You should be prepared to mail or fax us a completed, signed account application. If the Profit Funds Trust does not receive timely and complete account information there may be a delay in the investment of your money and any accrual of dividends. Your bank may impose a charge for sending your wire. There is presently no fee for receipt of wired funds, but the Transfer Agent reserves the right to charge shareholders for this service upon 30 days' prior notice to shareholders.

     Shares of the Fund are sold on a continuous basis at the net asset value next determined after receipt of a purchase order by the Fund. Purchase orders received by dealers prior to 4:00 p.m., Eastern time, on any day the New York Stock Exchange is open and transmitted to the Transfer Agent on that day are confirmed at the net asset value determined as of the close of the regular session of trading on the New York Stock Exchange on that day. Dealers may charge a fee for effecting purchase orders. Direct purchase orders received by the Transfer Agent prior to 4:00 p.m., Eastern time, are confirmed at that day's net asset value. Direct purchase orders received by the Transfer Agent after 4:00 p.m., Eastern time, are confirmed at the net asset value determined on the following business day.

     ADDING TO YOUR ACCOUNT. You may make additional purchases and add shares to your account at any time. These purchases may be made by mail, by wire transfer or by contacting your broker-dealer. Additional purchase requests must include your name and account number to ensure proper crediting to your account. While there is no minimum amount required for subsequent investments, the Fund reserves the right to impose such requirement. All purchases are made at the net asset value next determined after receipt of a purchase order by the Fund or a broker-dealer.

     AUTOMATIC INVESTMENT AND DIRECT DEPOSIT PLANS. You may make automatic monthly investments in the Fund from your bank, savings and loan or other depository institution account. In order to participate in this service, your initial investment must meet the stated investment minimums ($2,500 taxable accounts/$1,000 tax-deferred accounts). Subsequent investments must be at least $50 under the plan. The Transfer Agent pays the costs of your transfers, but reserves the right, upon 30 days' written notice, to make reasonable charges for this service. Your depository institution may impose its own charge for debiting your account which would reduce your return from an investment in the Fund.

     Your employer may offer a direct deposit plan which will allow you to have all or a portion of your paycheck transferred automatically to purchase shares of the Fund. Social Security recipients may have all or a portion of their social security check transferred automatically to purchase shares of the Fund.

     ADDITIONAL INFORMATION. The Fund mails you confirmations of all purchases and redemptions of Fund shares. Certificates representing shares are not issued. The Fund and the Distributor reserve the rights to limit the amount of investments and to refuse to sell shares to any person.

     The Fund's account application contains provisions in favor of the Fund, the Distributor, the Transfer Agent and certain of their affiliates, excluding such entities from certain liabilities (including, among others, losses resulting from unauthorized shareholder transactions) relating to the various services made available to investors.

     If an order to purchase shares is canceled because your check does not clear, you will be responsible for any resulting losses or fees incurred by the Fund or the Transfer Agent in the transaction.

     ANTI-MONEY LAUNDERING COMPLIANCE. To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, the Fund will ask for your name, address, date of birth, and other information that will allow the Fund to identify you. The Fund may also ask to see your driver's license or other identifying documents. If we cannot verify your identity, we may determine not to open an account for you or, if your account is open, we may close your account. Closed accounts will be valued at the share price determined as of the close of the New York Stock Exchange on the day the account is closed, and redemption proceeds may be worth more or less than the original investment.

     If at any time the Fund believes a shareholder may be involved in suspicious activity or if certain account information matches information on government lists of suspicious persons, the Fund may choose not to establish a new account or may be required to "freeze" a shareholder's account. The Fund also may be required to provide a governmental agency with information about transactions that have occurred in a shareholder's account or to transfer monies received to establish a new account, transfer an existing account or transfer the proceeds of an existing account to a governmental agency. In some circumstances, the law may not permit the Fund to inform the shareholder that it has taken the actions described above.

     FREQUENT TRADING POLICIES. Excessive, short-term trading practices may disrupt portfolio management strategies, harm Fund performance and increase expenses. The Board of Trustees has adopted certain policies to discourage certain types of trading in Fund shares that may be harmful to the Fund and its shareholders. To minimize harm to the Fund and its shareholders, the Fund reserves the right to reject any purchase order it regards as disruptive to efficient portfolio management such as from investors that have a history of abusive trading or whose trading has been or may be disruptive to the Fund. If your purchase order is rejected, you will be responsible for any resulting loss or fees imposed by your financial institution. The Fund does not accommodate frequent purchases or redemptions of Fund shares.

     The Fund uses all reasonable means available to ensure restrictions on frequent trading are applied uniformly. When financial intermediaries establish omnibus accounts in the Fund for their clients, the Fund cannot monitor the individual clients' trading activity. However, the Fund's service providers review trading activity at the omnibus account level, and look for activity that may indicate potential frequent trading or market timing. If the Fund detects suspicious trading activity, the Fund may seek the assistance of the intermediary to investigate that trading activity and take appropriate action, including, but not limited to, prohibiting additional purchases of Fund shares by the intermediary and/or its client. Intermediaries may apply frequent-trading policies that differ from those described in this Prospectus. If you invest with the Fund through an intermediary, please read that firm's program materials carefully to learn of any rules or fees that may apply.

     Although the Fund has taken steps to discourage frequent purchases and redemptions of the Fund shares, it cannot guarantee that such trading will not occur.


HOW TO REDEEM SHARES
================================================================================

     You may redeem shares of the Fund on each day that the Fund is open for business by sending a written request to the Transfer Agent. The request must state the number of shares or the dollar amount to be redeemed and your account number. The request must be signed exactly as your name appears on the Fund's account records. If the shares to be redeemed over any 30-day period have a value of more than $25,000, your signature must be guaranteed by any eligible guarantor institution, including banks, brokers and dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. If the name(s) or the address on your account has been changed within the previous 30 days of your redemption request, the request must be made in writing with your signature guaranteed, regardless of the value of the shares being redeemed.

     Redemption requests may direct that the proceeds be wired directly to your existing account in any commercial bank or brokerage firm in the United States as designated on your application. If your instructions request a redemption by wire, you will be charged a $15 processing fee. The Fund reserves the right, upon 30 days' written notice, to change the processing fee. All charges will be deducted from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. In the event that wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

     You will receive the net asset value per share next determined after receipt by the Transfer Agent (or other agents of the Fund) of your redemption request in the form described above. Payment is normally made within three business days after tender in such form, provided that payment in redemption of shares purchased by check will be effected only after the check has been collected, which may take up to fifteen days from the purchase date. To eliminate this delay, you may purchase shares of the Fund by certified check or wire transfer.

     You may also redeem your shares through a brokerage firm or financial institution that has been authorized to accept orders on behalf of the Fund at the Fund's net asset value next determined after your order is received by such organization in proper form before 4:00 p.m., Eastern time, or such earlier time as may be required by such organization. These organizations may be authorized to designate other intermediaries to act in this capacity. Such an organization may charge you transaction fees on redemptions of Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who redeem shares directly through the Transfer Agent. Please see your brokerage firm or financial institution's program information to understand what is required to redeem shares.

     Redemption requests may direct that the proceeds be deposited directly in your account with a commercial bank or other depository institution via an Automated Clearing House (ACH) transaction. There is currently no charge for ACH transactions. Contact the Fund for more information about ACH transactions.

     AUTOMATIC WITHDRAWAL PLAN. If the shares in your account have a value of at least $5,000, you (or another person you have designated) may receive monthly payments in a specified amount of not less than $50 each. There is currently no charge for this service, but the Transfer Agent reserves the right, upon 30 days' written notice, to make reasonable charges. Telephone the Transfer Agent toll-free at 888-744-2337 for additional information.

     ADDITIONAL INFORMATION. At the discretion of the Fund or the Transfer Agent, corporate investors and other associations may be required to furnish an appropriate certification authorizing redemptions to ensure proper authorization.

     The Fund reserves the right to require you to close your account if at any time the value of your shares is less than $2,500 (based on actual amounts invested, unaffected by market fluctuations), or $1,000 in the case of tax-deferred retirement plans, or such other minimum amount as the Fund may determine from time to time. After notification to you of the Fund's intention to close your account, you will be given 60 days to increase the value of your account to the minimum amount.

     The Fund reserves the right to suspend the right of redemption or to postpone the date of payment for more than three business days under unusual circumstances as determined by the Securities and Exchange Commission. The Fund reserves the right to make payment for shares redeemed in liquid portfolio securities of the Fund taken at current value. When the Fund redeems "in kind," you may incur brokerage costs and the shares you receive are subject to fluctuations in value until the shares are sold.


DIVIDENDS AND DISTRIBUTIONS
================================================================================

     The Fund expects to distribute substantially all of its net investment income and net realized capital gains, if any, on an annual basis. Distributions are paid according to one of the following options:

Share Option --     income   distributions   and  capital  gains   distributions
                    reinvested in additional shares

Income Option --    income   distributions   paid   in   cash;   capital   gains
                    distributions reinvested in additional shares

Cash Option --      income distributions and capital gains distributions paid in cash

     You should indicate your choice of option on your application. If no option is specified on your application, distributions will automatically be reinvested in additional shares. All distributions will be based on the net asset value in effect on the payable date.

     If you select the Income Option or the Cash Option and the U.S. Postal Service cannot deliver your checks or if your checks remain uncashed for six months, your dividends may be reinvested in your account at the then current net asset value and your account will be converted to the Share Option. No interest will accrue on amounts represented by uncashed dividend checks.

TAXES
================================================================================

     The Fund has qualified in all prior years and intends to continue to qualify for the special tax treatment afforded a "regulated investment company" under Subchapter M of the Internal Revenue Code by annually distributing substantially all of its net investment income and any realized capital gains to its shareholders and by satisfying certain other requirements related to the sources of its income and the diversification of its assets. By so qualifying, the Fund will not be subject to federal income tax on that part of its net investment income and net realized capital gains which it distributes to shareholders. The Fund expects most distributions to be in the form of capital gains; however, the nature of the Fund's distributions could vary in any given year.

     Dividends and distributions paid to shareholders are generally subject to federal income tax and may be subject to state and local income tax. Distributions attributable to net investment income and net realized short-term capital gains, if any, are generally taxed as ordinary income, although certain income dividends may be taxed to non-corporate shareholders at long-term capital gains rates. Dividends distributed by the Fund from net investment income may be eligible, in whole or in part, for the dividends received deduction available to corporations.

     Distributions of net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) by the Fund are taxable to you as capital gains, without regard to the length of time you have held your Fund shares. Capital gains distributions may be taxable at different rates depending on the length of time the Fund holds its assets. Redemptions of shares of the Fund are taxable events on which you may realize a gain or loss.

     If you buy shares shortly before the record date of a distribution you will pay taxes on money earned by the Fund before you were a shareholder. You will pay the full pre-distribution price for the shares, then receive a portion of your investment back as a distribution, which is taxable.

     The Fund will mail a statement to you annually indicating the amount and federal income tax status of all distributions made during the year. In addition to federal taxes, you may be subject to state and local taxes on distributions.

     You should consult your tax advisor about the tax consequences of distributions from the Fund, redemptions of Fund shares, and the use of the Automatic Withdrawal Plan. The tax consequences described in this section apply whether distributions are taken in cash or reinvested in additional shares. See "Taxes" in the Statement of Additional Information for further information.

MANAGEMENT OF THE FUND
================================================================================

     The Fund is a diversified series of Profit Funds Investment Trust (the "Trust"), an open-end management investment company organized as a Massachusetts business trust. The Board of Trustees supervises the business activities of the Fund. Like other mutual funds, the Trust retains various organizations to perform specialized services for the Fund.

     The Trust retains Profit Investment Management (the "Adviser"), 8401 Colesville Road, Suite 320, Silver Spring, Maryland 20910, to manage the Fund's investments. The Adviser has been registered as an investment adviser since 1996 and has approximately $778 million in assets under management as of December 31, 2005. Eugene A. Profit and Dr. Joseph A. Quash are the controlling shareholders of the Adviser.

     The Fund pays the Adviser a fee equal to the annual rate of 1.25% of the average value of the Fund's daily net assets. The Adviser has contractually agreed to waive its advisory fees and/or reimburse expenses of the Fund (other than brokerage commissions, extraordinary items, interest and taxes) to the extent necessary to limit the Fund's ordinary operating expenses to 2.45% of the Fund's average daily net assets. The Adviser has agreed to maintain this expense limitation until at least February 1, 2007.

     A discussion regarding the basis for the Trustees approving the Fund's investment advisory contract with the Adviser will be available in the Fund's semiannual report for the period ended March 31, 2006.

PORTFOLIO MANAGER

     Eugene A. Profit, the President of the Adviser, is primarily responsible for managing the portfolio of the Fund and has acted in this capacity since October 31, 1997. Mr. Profit has been the President and Chief Executive Officer of the Adviser since February 1996.

     The Fund's Statement of Additional Information contains further details about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of Fund shares.


DISTRIBUTION PLAN
================================================================================

     The Fund has adopted a plan of distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "Plan") that allows it to pay for certain expenses related to the distribution of its shares, including payments to securities dealers and other persons who are engaged in the sale of shares of the Fund and who may be advising investors regarding the purchase, sale or retention of Fund shares; expenses of maintaining personnel who engage in or support distribution of shares or who render shareholder support services not otherwise provided by the Transfer Agent or the Fund; expenses of formulating and implementing marketing and promotional activities, including direct mail promotions and mass media advertising; expenses of preparing, printing and distributing sales literature and prospectuses and statements of additional information and reports for recipients other than existing shareholders of the Fund; expenses of obtaining such information, analyses and reports with respect to marketing and promotional activities as the Fund may, from time to time, deem advisable; and any other expenses related to the distribution of the Fund's shares.

     The annual limitation for payment of expenses pursuant to the Plan is 0.25% of the Fund's average daily net assets. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost long-term shareholders more than paying other types of sales loads. In the event the Plan is terminated by the Fund in accordance with its terms, the Fund will not be required to make any payments for expenses incurred after the date the Plan terminates.


CALCULATION OF SHARE PRICE
================================================================================

     On each day that the Fund is open for business, the net asset value of the Fund's shares is determined as of the close of the regular session of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time). The Fund is open for business on each day the New York Stock Exchange is open for business. The net asset value per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund plus cash or other assets minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the Fund, rounded to the nearest cent. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of net asset value after the order is placed.

     The Fund's portfolio securities are valued as follows: (i) securities which are traded on stock exchanges for which market quotations are readily available are valued at the closing sales price on the day the securities are being valued, or, if not traded on a particular day, at the closing bid price, (ii) securities quoted by NASDAQ are valued at the NASDAQ Official Closing Price,
(iii) securities traded in the over-the-counter market, and which are not quoted by NASDAQ, are valued at the last sale price (or, if the last sale price is not readily available, at the last bid price as quoted by brokers that make markets in the securities) as of the close of the regular session of trading on the New York Stock Exchange on the day the securities are being valued, and (iv) securities and other assets for which market quotations are not readily available or are considered to be unreliable due to market or other events are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees. The Fund may use fair value pricing if the value of a security has been materially affected by events occurring before the Fund's calculation of NAV but after the close of the primary markets on which the security is traded. The Fund may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Fund's calculation of NAV. The use of fair value pricing has the effect of valuing a security based upon the price the Fund might reasonably expect to receive if it sold that security but does not guarantee that the security can be sold at the fair value price. Further, because of the inherent uncertainty of fair valuation, a fair valuation price may differ significantly from the value that would have been used had a ready market for the investment existed, and these differences could be material. One or more pricing services may be utilized to determine the fair value of securities held by the Fund. The net asset value per share of the Fund will fluctuate with the value of the securities it holds.

FINANCIAL HIGHLIGHTS
================================================================================

     The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the year ended September 30, 2005 has been audited by Briggs, Bunting & Dougherty, LLP, whose report, along with the Fund's financial statements, are included in the September 30, 2005 annual report to shareholders, which is available upon request. The information for years ended prior to September 30, 2005 was audited by other independent auditors.

PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR:
-------------------------------------------------------------------------------------------------------------------
                                               YEAR           YEAR          YEAR          YEAR            YEAR
                                               ENDED          ENDED         ENDED         ENDED          ENDED
                                             SEPT. 30,      SEPT. 30,     SEPT. 30,     SEPT. 30,      SEPT. 30,
                                               2005           2004          2003          2002           2001
-------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year ....   $    17.61     $    15.41    $    11.85    $    14.38    $    21.63
                                            ----------     ----------    ----------    ----------    ----------

Income (loss) from investment operations:
  Net investment loss ...................        (0.15)         (0.18)        (0.32)        (0.25)        (0.22)
  Net realized and unrealized gains
    (losses) on investments .............         1.88           2.38          3.88         (2.28)        (6.43)
                                            ----------     ----------    ----------    ----------    ----------
Total from investment operations ........         1.73           2.20          3.56         (2.53)        (6.65)
                                            ----------     ----------    ----------    ----------    ----------

Less distributions:
  Distributions from net realized gains .         --             --            --            --           (0.60)
                                            ----------     ----------    ----------    ----------    ----------

Net asset value at end of year ..........   $    19.34     $    17.61    $    15.41    $    11.85    $    14.38
                                            ==========     ==========    ==========    ==========    ==========

Total return (a) ........................         9.82%         14.28%        30.04%       (17.59%)      (31.37%)
                                            ==========     ==========    ==========    ==========    ==========

Net assets at end of year (000's) .......   $   11,655     $    6,886    $    3,595    $    3,124    $    4,737
                                            ==========     ==========    ==========    ==========    ==========

Ratio of net expenses to
  average net assets (b) ................         2.45%          2.54%         3.61%         2.25%         2.14%

Ratio of net investment loss to
  average net assets ....................        (0.77%)        (1.15%)       (2.28%)       (1.46%)       (1.18%)

Portfolio turnover rate .................           65%            33%           30%           53%           52%

(a)  Total return is a measure of the change in value of an  investment  in the Fund over the period covered, which assumes  any  dividends or  capital gains  distributions are reinvested in shares of the Fund.  Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)  Absent fee waivers and/or expense reimbursements by the Adviser, the ratios of  expenses to average net assets would have been  3.37%,  3.70%,  5.59%, 4.72%,  and 3.91% for the years ended  September 30, 2005, 2004, 2003,
     2002, and 2001, respectively.


================================================================================
PRIVACY POLICY DISCLOSURE
================================================================================

Thank you for your decision to invest with us. Your privacy is very important to us. The following constitutes a description of our policies regarding disclosure of nonpublic personal information that you provide to us or that we collect from other sources.

CATEGORIES OF INFORMATION WE COLLECT

We collect the following nonpublic information about you:

o Information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income and date of birth; and

o Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payment history, parties to transactions, cost basis information, and other financial information.

CATEGORIES OF  INFORMATION WE DISCLOSE AND PARTIES TO WHOM WE DISCLOSE

We do not disclose any nonpublic personal information about our current or former shareholders to nonaffiliated third parties, except as required or permitted by law.

SERVICE PROVIDER/TRANSFER AGENT EXCEPTION

We are permitted by law to disclose all of the information we collect, as described above, to our service provider/transfer agent to process your transactions.

CONFIDENTIALITY AND SECURITY

We restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

INTERMEDIARIES

In the event that you hold shares of the fund(s) through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

================================================================================

FOR MORE INFORMATION
================================================================================
PROFIT FUNDS INVESTMENT TRUST
8401 Colesville Road, Suite 320
Silver Spring, Maryland 20910

BOARD OF TRUSTEES
Eugene A. Profit
Larry E. Jennings, Jr.
Robert M. Milanicz
Deborah T. Owens

INVESTMENT ADVISER
PROFIT INVESTMENT MANAGEMENT
8401 Colesville Road, Suite 320
Silver Spring, Maryland 20910
(301) 650-0059

ADMINISTRATOR/TRANSFER AGENT
ULTIMUS FUND SOLUTIONS, LLC
P.O. Box 46707
Cincinnati, Ohio 45246-0707

SHAREHOLDER SERVICE
Nationwide: (Toll-Free) 888-744-2337

Additional information about the Fund is included in the Statement of Additional Information (SAI), which is incorporated by reference in its entirety in the Prospectus. Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and strategies that significantly affected the Fund's performance during its last fiscal year.

To obtain a free copy of the SAI, the annual and semiannual reports or other information about the Fund, or to make inquires about the Fund, please call 1-888-744-2337. The Fund also makes available the SAI and annual and semiannual reports on the Fund's website at www.profitfunds.com.

Information about the Fund, including the SAI, can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room can be obtained by calling the Commission at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of information on the Commission's Internet site may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to: Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102.

File No. 811-07677

                          PROFIT FUNDS INVESTMENT TRUST

                       STATEMENT OF ADDITIONAL INFORMATION

                                 THE PROFIT FUND

                                February 1, 2006


                                TABLE OF CONTENTS
                                -----------------

                                                                        Page
                                                                        ----
    The Trust .......................................................     2
    Investment Policies and Risk Considerations .....................     2
    Investment Limitations ..........................................     8
    Trustees and Officers ...........................................    10
    The Investment Adviser ..........................................    12
    The Distributor .................................................    15
    Distribution Plan ...............................................    15
    Transfer Agent ..................................................    16
    Principal Security Holders ......................................    17
    Custodian .......................................................    17
    Independent Registered Public Accounting Firm ...................    17
    Legal Counsel ...................................................    17
    Securities Transactions .........................................    17
    Code of Ethics ..................................................    18
    Proxy Voting Policies ...........................................    19
    Disclosure of Portfolio Holdings ................................    19
    Portfolio Turnover ..............................................    21
    Calculation of Share Price ......................................    21
    Taxes ...........................................................    22
    Redemption in Kind ..............................................    24
    Historical Performance Information ..............................    25
    Financial Statements ............................................    26
    Appendix A: Description of Ratings ..............................    27
    Appendix B: Proxy Voting Policies and Procedures ................    30


     This Statement of Additional Information supplements the Prospectus offering shares of The Profit Fund (the "Fund"). The Fund is a series of Profit Funds Investment Trust, a registered open-end, diversified management investment company. This Statement of Additional Information, which is incorporated by reference in its entirety into the Prospectus, should be read only in conjunction with the Prospectus of the Fund dated February 1, 2006, as it may from time to time be revised.

     Because this Statement of Additional Information is not a prospectus, no investment in shares of the Fund should be made solely on the basis of the information contained herein. It should be read in conjunction with the Prospectus of the Fund. A copy of the Fund's Prospectus may be obtained by writing the Fund at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, or by calling the Fund toll-free at 888-744-2337. Capitalized terms used but not defined herein have the same meaning as in the Prospectus.

THE TRUST
---------

     Profit Funds Investment Trust (the "Trust"), an open-end, diversified management investment company, was organized as a Massachusetts business trust on June 14, 1996. The Trust currently offers one series of shares to investors, The Profit Fund (the "Fund").

     Each share of the Fund represents an equal proportionate interest in the assets and liabilities belonging to the Fund with each other share of the Fund and is entitled to such dividends and distributions out of the income belonging to the Fund as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of the Fund into a greater or lesser number of shares so long as the proportionate beneficial interest in the assets belonging to the Fund are in no way affected. In case of any liquidation of the Fund, the holders of shares of the Fund will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to the Fund. No shareholder is liable to further calls or to assessment by the Fund without his express consent.

     Shares of the Fund have equal voting rights and liquidation rights. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each full share owned and fractional votes for fractional shares owned. The Fund is not required to hold annual meetings of shareholders. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon the removal of any Trustee when requested to do so in writing by shareholders holding 10% or more of the Trust's outstanding shares. The Trust will comply with the provisions of Section 16(c) of the Investment Company Act of 1940 (the "1940 Act") in order to facilitate communications among shareholders.

     Under Massachusetts law, under certain circumstances, shareholders of a Massachusetts business trust could be deemed to have the same type of personal liability for the obligations of the Trust as does a partner of a partnership. However, numerous investment companies registered under the 1940 Act have been formed as Massachusetts business trusts and the Trust is not aware of any instance where such result has occurred. In addition, the Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Agreement and Declaration of Trust also provides for the indemnification out of the Trust property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Moreover, it provides that the Trust will, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. As a result, and particularly because the Trust assets are readily marketable and ordinarily substantially exceed liabilities, management believes that the risk of shareholder liability is slight and limited to circumstances in which the Trust itself would be unable to meet its obligations. Management believes that, in view of the above, the risk of personal liability is remote.

     The name "PROFIT" is derived from Eugene A. Profit, the founder and principal shareholder of Profit Investment Management, the investment adviser of the Fund. "PROFIT" is not intended to be an indication of the investment objective and policies of the Fund.

INVESTMENT POLICIES AND RISK CONSIDERATIONS
-------------------------------------------

     The investment objective of the Fund is to provide investors with a long-term total return, consistent with the preservation of capital and maintenance of liquidity. The Fund's investment objective may be changed by the Board of Trustees without shareholder approval, but only after shareholders have been notified.

     A more detailed discussion of some of the investment policies and strategies of the Fund appears below. Unless otherwise indicated, all investment practices and limitations of the Fund are nonfundamental policies which may be changed by the Board of Trustees without shareholder approval.

     COMMERCIAL PAPER. Commercial paper consists of short-term (usually from one to two hundred and seventy days) unsecured promissory notes issued by corporations in order to finance their current operations. The Fund will only invest in commercial paper rated in one of the two highest categories by either Moody's Investors Service, Inc. (Prime-1 or Prime-2) or Standard & Poor's Ratings Group (A-1 or A-2) or, if unrated, which the Adviser determines to be of equivalent quality in accordance with guidelines established by the Board of Trustees. Certain notes may have floating or variable rates. Variable and floating rate notes with a demand notice period exceeding seven days will be subject to the Fund's restriction on illiquid investments (see "Investment Limitations") unless, in the judgment of the Adviser, pursuant to guidelines established by the Board of Trustees, such note is considered to be liquid.

     The rating of Prime-1 is the highest commercial paper rating assigned by Moody's Investors Service, Inc. Among the factors considered by Moody's in assigning ratings are the following: valuation of the management of the issuer; economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; evaluation of the issuer's products in relation to competition and customer acceptance; liquidity; amount and quality of long-term debt; trend of earnings over a period of 10 years; and the financial strength of the parent company and the relationships which exist with the issuer. These factors are all considered in determining whether the commercial paper is rated Prime-1 or Prime-2. Commercial paper rated A-1 (highest quality) by Standard & Poor's Ratings Group has the following characteristics: liquidity ratios are adequate to meet cash requirements; long-term senior debt is rated "A" or better, although in some cases "BBB" credits may be allowed; the issuer has access to at least two additional channels of borrowing; basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; typically, the issuer's industry is well established and the issuer has a strong position within the industry; and the reliability and quality of management are unquestioned. The relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated A-1 or A-2.

     BANK DEBT INSTRUMENTS. Bank debt instruments in which the Fund may invest consist of certificates of deposit, bankers' acceptances and time deposits issued by national banks and state banks, trust companies and mutual savings banks, or banks or institutions the accounts of which are insured by the Federal Deposit Insurance Corporation or the Federal Savings and Loan Insurance Corporation. Certificates of deposit are negotiable certificates evidencing the indebtedness of a commercial bank to repay funds deposited with it for a definite period of time (usually from fourteen days to one year) at a stated or variable interest rate. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer, which instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. The Fund will not invest in time deposits maturing in more than seven days if, as a result thereof, more than 15% of the value of its net assets would be invested in such securities and other illiquid securities.

     U.S. GOVERNMENT OBLIGATIONS. "U.S. Government obligations" include securities which are issued or guaranteed by the United States Treasury, by various agencies of the United States Government, and by various instrumentalities which have been established or sponsored by the United States Government. U.S. Treasury obligations are backed by the "full faith and credit" of the United States Government. U.S. Treasury obligations include Treasury bills, Treasury notes and Treasury bonds.

     Agencies and instrumentalities established by the United States Government include the Federal Home Loan Banks, the Federal Land Bank, the Government National Mortgage Association, the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, the Student Loan Marketing Association, the Small Business Administration, the Bank for Cooperatives, the Federal Intermediate Credit Bank, the Federal Financing Bank, the Federal Farm Credit Banks, the Federal Agricultural Mortgage Corporation, the Financing Corporation of America and the Tennessee Valley Authority. Some of these securities are supported by the full faith and credit of the United States Government while others are supported only by the credit of the agency or instrumentality, which may include the right of the issuer to borrow from the United States Treasury. U.S. Government obligations are subject to price fluctuations based upon changes in the level of interest rates, which will generally result in all those securities changing in price in the same way, i.e., all those securities experiencing appreciation when interest rates decline and depreciation when interest rates rise.

     WARRANTS AND RIGHTS. Warrants are options to purchase equity securities at a specified price and are valid for a specific time period. Prices of warrants do not necessarily move in concert with the prices of the underlying securities. Rights are similar to warrants, but normally have a shorter duration and are distributed by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. Investments in warrants and rights involve certain risks, including the possible lack of a liquid market for resale, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant or right can be prudently exercised (in which event the warrant or right may expire without being exercised, resulting in a loss of the Fund's entire investment therein). The Fund may purchase warrants and rights, provided that the Fund does not invest more than 5% of its net assets at the time of purchase in warrants and rights other than those that have been acquired in units or attached to other securities. Of such 5%, no more than 2% of the Fund's assets at the time of purchase may be invested in warrants which are not listed on either the New York Stock Exchange or the American Stock Exchange.

     OPTIONS. The Fund may write (sell) covered call and covered put options on equity securities that are eligible for purchase by the Fund. Call options written by the Fund give the holder the right to buy the underlying securities from the Fund at a stated exercise price; put options give the holder the right to sell the underlying security to the Fund. These options are covered by the Fund because, in the case of call options, it will own the underlying securities as long as the option is outstanding or because, in the case of put options, it will maintain a segregated account of cash or liquid securities which can be liquidated promptly to satisfy any obligation of the Fund to purchase the underlying securities. The Fund may also write straddles (combinations of puts and calls on the same underlying security). The Fund will receive a premium from writing a put or call option, which increases the Fund's return in the event the option expires unexercised or is closed out at a profit. The amount of the premium will reflect, among other things, the relationship of the market price of the underlying security to the exercise price of the option and the remaining term of the option. By writing a call option, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss unless the security subsequently appreciates in value.

     The Fund may purchase put or call options. In purchasing a call option, the Fund would be in a position to realize a gain if, during the option period, the price of the security increased by an amount greater than the premium paid. The Fund would realize a loss if the price of the security decreased or remained the same or did not increase during the period by more than the amount of the premium. If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would represent a realized loss to the Fund.

     The purchaser of an option risks a total loss of the premium paid for the option if the price of the underlying security does not increase or decrease sufficiently to justify exercise. The seller of an option, on the other hand, will recognize the premium as income if the option expires unrecognized and may be required to pay a price in excess of current market value in the case of a put option.

     The Fund may purchase and sell options listed on an exchange or in the over-the-counter market. The Fund's ability to terminate options positions established in the over-the-counter market may be more limited than in the case of exchange-traded options and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Fund. The Fund will not purchase any option, which in the opinion of the Adviser, is illiquid if, as a result thereof, more than 15% of the Fund's net assets would be invested in illiquid securities.

     LOANS OF PORTFOLIO SECURITIES. The Fund may lend its portfolio securities subject to the restrictions stated herein. Under applicable regulatory requirements (which are subject to change), the loan collateral must, on each business day, at least equal the value of the loaned securities. To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by the Fund if the demand meets the terms of the letter. Such terms and the issuing bank must be satisfactory to the Fund. The Fund receives amounts equal to the dividends or interest on loaned securities and also receive one or more of (a) negotiated loan fees, (b) interest on securities used as collateral, or (c) interest on short-term debt securities purchased with such collateral; either type of interest may be shared with the borrower. The Fund may also pay fees to placing brokers as well as custodian and administrative fees in connection with loans. Fees may only be paid to a placing broker provided that the Trustees determine that the fee paid to the placing broker is reasonable and based solely upon services rendered, that the Trustees separately consider the propriety of any fee shared by the placing broker with the borrower, and that the fees are not used to compensate the Adviser or any affiliated person of the Trust or an affiliated person of the Adviser. The terms of the Fund's loans must meet applicable tests under the Internal Revenue Code and permit the Fund to reacquire loaned securities on five days' notice or in time to vote on any important matter.

     BORROWING AND PLEDGING. The Fund may borrow money from banks, provided that immediately after such borrowing, there is an asset coverage of at least 300% for all borrowings of the Fund. The Fund may pledge assets in connection with borrowings but will not pledge more than one-third of its total assets. Borrowing magnifies the potential for gain or loss on the portfolio securities of the Fund and, therefore, if employed, increases the possibility of fluctuation in the Fund's net asset value. This is the speculative factor known as leverage. The Fund's policies on borrowing and pledging are fundamental policies which may not be changed without the affirmative vote of a majority of its outstanding shares. It is the Fund's present intention, which may be changed by the Board of Trustees without shareholder approval, to borrow only for emergency or extraordinary purposes and not for leverage.

     FOREIGN SECURITIES. Subject to the Fund's investment policies and quality and maturity standards, the Fund may invest in the securities (payable in U.S. dollars) of foreign issuers. Investments in foreign securities may include investments in sponsored American Depository Receipts ("ADRs"), which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in registered form, are designed for use in U.S. securities markets.

     Investments in foreign securities, including ADRs, involve risks that are different in some respects from an investment in a fund which invests only in securities of U.S. domestic issuers. Foreign investments may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. There may be less publicly available information about a foreign company than about a U.S. company and foreign companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies. There may be less governmental supervision of securities markets, brokers and issuers of securities than in the United States. Securities of some foreign companies are less liquid or more volatile than securities of U.S. companies and foreign brokerage commissions and custodian fees are generally higher than in the United States. Settlement practices may include delays and may differ from those customary in United States markets. Investments in foreign securities may also be subject to other risks different from those affecting U.S. investments, including local political or economic developments, expropriation or nationalization of assets, restrictions on foreign investment and repatriation of capital, imposition of withholding taxes on dividend or interest payments, currency blockage (which would prevent cash from being brought back to the United States), and difficulty in enforcing legal rights outside the United States.

     PREFERRED STOCKS. Preferred stocks, unlike common stocks, offer a stated dividend rate payable from a corporation's earnings. Such preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stocks may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. Dividends on some preferred stocks may be "cumulative," requiring all or a portion of prior unpaid dividends to be paid before dividends are paid on the issuer's common stock. Preferred stock also generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation, and may be "participating," which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of preferred stocks on the distribution of a corporation's assets in the event of liquidation are generally subordinate to the rights associated with a corporation's debt securities.

     CONVERTIBLE SECURITIES. The Fund may invest in convertible securities, i.e., preferred stocks or bonds which may be exchanged for, converted into, or exercised to acquire a predetermined number of shares of an issuer's common stock at the option of the holder during a specified period of time. Convertible securities are senior to common stock in a corporation's capital structure, but are usually subordinated to similar nonconvertible securities. While providing a fixed income stream (generally higher in yield than the income that may be derived from a common stock but lower than that afforded by a similar nonconvertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security's underlying common stock.

     In general, the market value of a convertible security is at least the higher of its "investment value" (i.e., its value as a fixed-income security) or its "conversion value" (i.e., its value upon conversion into its underlying common stock). As a fixed-income security, a convertible security tends to increase in market value when interest rates decline and tends to decrease in value when interest rates rise. However, the price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines. While no securities investment is without some risk, investments in convertible securities generally entail less volatility than investments in the common stock of the same issuer.

     INVESTMENT IN LOWER-RATED DEBT SECURITIES. The Fund may invest in debt securities rated below investment grade by a nationally-recognized rating agency (e.g., rated below Baa by Moody's Investors Services, Inc. ("Moody's") or BBB by Standard & Poor's Ratings Group ("S&P")) or in unrated debt securities which, in the judgment of the Adviser, possess similar credit characteristics as debt securities rated below investment grade (commonly known as "junk bonds").

     Investment in junk bonds involves substantial risk. Securities rated Ba or lower by Moody's or BB or lower by S&P are considered by those rating agencies to be predominantly speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of the security, and generally involve greater volatility of price than securities in higher rating categories. More specifically, junk bonds may be issued by less creditworthy companies or by larger, highly leveraged companies and are frequently issued in corporate restructurings such as mergers and leveraged buyouts. Such securities are particularly vulnerable to adverse changes in the issuer's industry and in general economic conditions. Junk bonds frequently are junior obligations of their issuers, so that in the event of the issuer's bankruptcy, claims of the holders of junk bonds will be satisfied only after satisfaction of the claims of senior security holders. While the junk bonds in which the Fund may invest do not include securities which, at the time of investment, are in default or the issuers of which are in bankruptcy, there can be no assurance that such events will not occur after the Fund purchases a particular security, in which case the Fund may experience losses and incur costs.

     Junk bonds tend to be more volatile than higher rated fixed income securities, so that adverse economic events may have a greater impact on the prices of junk bonds than on higher rated fixed income securities. Like higher rated fixed income securities, junk bonds are generally purchased and sold through dealers who make a market in such securities for their own accounts. However, there are fewer dealers in the junk bond market, which may be less liquid than the market for higher rated fixed income securities even under normal economic conditions. In addition, there may be significant disparities in the prices quoted for junk bonds by various dealers. Adverse economic conditions or investor perceptions may impair the liquidity of this market and may cause prices the Fund receives for its junk bond holdings to be reduced, or the Fund may experience difficulty in liquidating a portion of its portfolio. Under such conditions, judgment may play a greater role in valuing certain of the portfolio securities held by the Fund than in the case of securities trading in a more liquid market.

     REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with its Custodian, with banks having assets in excess of $10 billion and broker-dealers who are recognized as primary dealers in U.S. Government obligations by the Federal Reserve Bank of New York. The Fund will not enter into a repurchase agreement not terminable within seven days if, as a result thereof, more than 15% of the value of its net assets will be invested in such securities and other illiquid securities.

     Although the securities subject to a repurchase agreement might bear maturities exceeding one year, settlement for the repurchase will never be more than one year after the Fund's acquisition of the securities and normally will be within a shorter period of time. The resale price will be in excess of the purchase price, reflecting an agreed upon market rate effective for the period of time the Fund's money will be invested in the securities, and will not be related to the coupon rate of the purchased security. At the time the Fund enters into a repurchase agreement, the value of the underlying security, including accrued interest, will equal or exceed the value of the repurchase agreement, and, in the case of a repurchase agreement exceeding one day, the seller will agree that the value of the underlying security, including accrued interest, will at all times equal or exceed the value of the repurchase agreement. The collateral securing the seller's obligation must be of a credit quality at least equal to the Fund's investment criteria for portfolio securities and will be held by the Custodian or in the Federal

Reserve Book Entry System.

     For purposes of the 1940 Act, a repurchase agreement is deemed to be a loan from the Fund to the seller subject to the repurchase agreement and is therefore subject to the Fund's investment restriction applicable to loans. It is not clear whether a court would consider the securities purchased by the Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before repurchase of the security under a repurchase agreement, the Fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the security. If a court characterized the transaction as a loan and the Fund has not perfected a security interest in the security, the Fund may be required to return the security to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at the risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt obligation purchased for the Fund, the Adviser seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case, the seller.

     Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security, in which case the Fund may incur a loss if the proceeds to the Fund of the sale of the security to a third party are less than the repurchase price. However, if the market value of the securities subject to the repurchase agreement becomes less than the repurchase price (including interest), the Fund will direct the seller of the security to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that the Fund will be unsuccessful in seeking to enforce the seller's contractual obligation to deliver additional securities.

     INVESTMENT COMPANY SECURITIES. The Fund may invest up to 10% of its total assets in securities of other investment companies. Investments by the Fund in shares of other investment companies will result in duplication of advisory, administrative and distribution fees. The Fund will not invest more than 5% of its total assets in securities of any single investment company and will not purchase more than 3% of the outstanding voting securities of any investment company. An investment in securities of an investment company is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

     ILLIQUID INVESTMENTS. The Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities are those that may not be sold or disposed of in the ordinary course of business within seven days at approximately the price at which they are valued. Under the supervision of the Board of Trustees, the Adviser determines the liquidity of the Fund's investments. The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid securities before maturity may be time consuming and expensive, and it may be difficult or impossible for the Fund to sell illiquid securities promptly at an acceptable price.

INVESTMENT LIMITATIONS
----------------------

     The Trust has adopted certain fundamental investment limitations designed to reduce the risk of an investment in the Fund. These limitations may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. For purposes of the discussion of these fundamental investment limitations, the term "majority" of the outstanding shares of the Fund means the lesser of (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting or (2) more than 50% of the outstanding shares of the Fund.

     The limitations applicable to the Fund are:

     1. BORROWING MONEY. The Fund will not borrow money, except from a bank, provided that immediately after such borrowing there is asset coverage of 300% for all borrowings of the Fund.

     2. PLEDGING. The Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any security owned or held by the Fund except as may be necessary in connection with borrowings described in limitation (1) above. The Fund will not mortgage, pledge or hypothecate more than one-third of its assets in connection with borrowings.

     3.  MARGIN PURCHASES. The Fund will not purchase any securities on "margin"
(except  such  short-term   credits  as  are  necessary  for  the  clearance  of
transactions).

     4. SHORT SALES. The Fund will not make short sales of securities, or maintain a short position, other than short sales "against the box."

     5. COMMODITIES. The Fund will not purchase or sell commodities or commodity contracts, including futures.

     6. MINERAL LEASES. The Fund will not purchase oil, gas or other mineral leases, rights or royalty contracts.

     7. UNDERWRITING. The Fund will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed an underwriter under certain federal securities laws.

     8. ILLIQUID INVESTMENTS. The Fund will not purchase securities for which no readily available market exists or engage in a repurchase agreement maturing in more than seven days if, as a result thereof, more than 15% of the value of the net assets of the Fund would be invested in such securities.

     9. REAL ESTATE. The Fund will not purchase, hold or deal in real estate or real estate mortgage loans, including real estate limited partnership interests, except that the Fund may purchase (a) securities of companies (other than limited partnerships) which deal in real estate or (b) securities which are secured by interests in real estate or by interests in mortgage loans, including securities secured by mortgage-backed securities.

     10. LOANS. The Fund will not make loans to other persons, except (a) by loaning portfolio securities, or (b) by engaging in repurchase agreements. For purposes of this limitation, the term "loans" shall not include the purchase of marketable bonds, debentures, commercial paper or corporate notes, and similar marketable evidences of indebtedness which are part of an issue for the public.

     11. INVESTING FOR CONTROL. The Fund will not invest in companies for the purpose of exercising control or management.

     12. OTHER INVESTMENT COMPANIES. The Fund will not invest more than 10% of its total assets in securities of other investment companies. The Fund will not invest more than 5% of its total assets in the securities of any single investment company. The Fund will not hold more than 3% of the outstanding voting stock of any single investment company.

     13. SECURITIES OWNED BY AFFILIATES. The Fund will not purchase or retain the securities of any issuers if those officers and Trustees of the Trust or officers, directors, or principals of the Adviser owning individually more than one-half of 1% of the securities of such issuer, own in the aggregate more than 5% of the securities of such issuer.

     14. INDUSTRY CONCENTRATION. The Fund will not invest more than 25% of its total assets in any particular industry.

     15. SENIOR SECURITIES. The Fund will not issue or sell any senior security as defined by the Investment Company Act of 1940 except in so far as any borrowing that the Fund may engage in may be deemed to be an issuance of a senior security.

     With respect to the percentages adopted by the Trust as maximum limitations on the Fund's investment policies and restrictions, an excess above the fixed percentage (except for the percentage limitations relative to the borrowing of money and the holding of illiquid securities) will not be a violation of the policy or restriction unless the excess results immediately and directly from the acquisition of any security or the action taken.

     The Trust does not presently intend to pledge, mortgage or hypothecate the assets of the Fund as described above in investment limitation 2. The Fund has never made, nor does it presently intend to make, short sales of securities "against the box" as described above in investment limitation 4. The statements of intention in this paragraph reflect nonfundamental policies which may be changed by the Board of Trustees without shareholder approval.

TRUSTEES AND OFFICERS
---------------------

     Overall responsibility for management of the Trust rests with the Board of Trustees. The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations. The Trustees serve for an indefinite term and the officers are elected annually. The following is a list of the Trustees and executive officers of the Trust. Each Trustee who is an "interested person" of the Trust, as defined by the 1940 Act, is indicated by an asterisk.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                   Number of
                                                                                                                 Portfolios in
                                                                                                                   the Fund
                                    Position(s)    Length             Principal Occupation During the               Complex
                                     Held with     of Time            Past 5 Years and Directorships              Overseen by
Name, Address and Age                the Trust     Served                  Of Public Companies                      Trustee
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES:

*Eugene A. Profit (age 41)           President     Since      President, Chief Executive Officer and Chief              1
8401 Colesville Road                and Trustee    June       Investment Officer of Profit Investment
Suite 320                                          1996       Management, the investment adviser to the Trust.
Silver Spring, Maryland 20910
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES:

Robert M. Milanicz (age 57)           Trustee      Since      Assistant Controller of the American                      1
750 First Street, NE                              October     Psychological Association.
Washington, D.C. 20002                             1996
------------------------------------------------------------------------------------------------------------------------------------
Larry E. Jennings, Jr. (age 42)       Trustee      Since      Managing Director and Chief Executive Officer of          1
300 E. Lombard Street                             October     Carnegie Morgan Co. (a privately held investment
Suite 1111                                         1996       firm); Co-Managing Member of Touchstone Partners
Baltimore, Maryland 21202                                     LLC (a private equity fund).
------------------------------------------------------------------------------------------------------------------------------------
Deborah T. Owens (age 46)             Trustee      Since      President of Owens Media Group, LLC (a company            1
8630 Eastern Morning Run                          October     that develops investment education programs) and
Laurel, Maryland 20723                             1998       a radio talk show host and seminar presenter;
                                                              Market Development Leader for Allstate Insurance
                                                              Company.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
EXECUTIVE OFFICERS:

**Michelle Q. Profit (age 40)           Chief      Since      Chief Compliance Officer of the Trust and the
8401 Colesville Road                 Compliance   October     Adviser.  Prior to July 2004, a Financial
Suite 320                              Officer     2004       Advocacy Attorney with the Credit Union National
Silver Spring, Maryland 20910                                 Association.
------------------------------------------------------------------------------------------------------------------------------------
Robert G. Dorsey (age 48)              Vice        Since      Managing Director of Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450        President    October     (a registered transfer agent) and Ultimus Fund
Cincinnati, Ohio 45246                             2001       Distributors, LLC (a registered broker-dealer).
------------------------------------------------------------------------------------------------------------------------------------
Mark J. Seger (age 44)               Treasurer     Since      Managing Director of Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450                     October     and Ultimus Fund Distributors, LLC.
Cincinnati, Ohio 45246                             2001
------------------------------------------------------------------------------------------------------------------------------------
John F. Splain (age 49)              Secretary     Since      Managing Director of Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450                     October     and Ultimus Fund Distributors, LLC.
Cincinnati, Ohio 45246                             2001
------------------------------------------------------------------------------------------------------------------------------------

     * Mr. Profit, as an affiliated person of Profit Investment Management, the Trust's investment adviser, is considered an "interested person" of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.

     **   Michelle Q. Profit is the wife of Eugene A. Profit.

     BOARD COMMITTEES. The Board of Trustees has established the following standing Committees. The members each Committee are Robert M. Milanicz, Larry E. Jennings, Jr. and Deborah T. Owens. The Board of Trustees has no nominating or compensation committee.

     o Audit Committee, which oversees the Trust's accounting and financial reporting policies and the independent audit of its financial statements. The Audit Committee held three meetings during the fiscal year ended September 30, 2005.

     o Qualified Legal Compliance Committee, which is responsible for receiving and investigating evidence of material violations of securities laws, a material breach of fiduciary duty or a similar material violation. The Qualified Legal Compliance Committee did not meet during the fiscal year ended September 30, 2005.

     TRUSTEES' OWNERSHIP OF FUND SHARES. The following table shows each Trustee's beneficial ownership of shares of the Fund and, on an aggregate basis, of shares of all funds within the complex overseen by the Trustee. Information is provided as of December 31, 2005.

                             Dollar Range of            Aggregate Dollar
                            Fund Shares Owned        Range of Shares of All
Name of Trustee                 by Trustee          Funds Overseen by Trustee
--------------------------------------------------------------------------------

Eugene A. Profit               Over $100,000              Over $100,000
Robert M. Milanicz              $1--$10,000                $1--$10,000
Larry E. Jennings, Jr.         Over $100,000              Over $100,000
Deborah T. Owens                    None                      None

     TRUSTEE COMPENSATION. Each Trustee who is not an "interested person" of the Trust receives from the Trust a fee of $250 for attendance at each meeting of the Board of Trustees or a Committee of the Board, plus reimbursement of travel and other expenses incurred in attending meetings. The following table provides compensation amounts paid during the fiscal year ended September 30, 2005 to each of the Trustees:

                                                                                         Total
                              Aggregate          Pension or     Estimated Annual     Compensation
                            Compensation         Retirement       Benefits Upon      From Fund and
Trustee                     From the Fund     Benefits Accrued      Retirement        Fund Complex
-----------------------     -------------     ----------------      ----------        ------------
Eugene A. Profit*                None               None               None               None
Robert M. Milanicz              $1,250              None               None              $1,250
Larry E. Jennings, Jr.          $1,250              None               None              $1,250
Deborah T. Owens                $1,250              None               None              $1,250
* Interested person of the Trust as defined in the 1940 Act.

THE INVESTMENT ADVISER
----------------------

     Profit Investment Management (the "Adviser"), 8401 Colesville Road, Suite 320, Silver Spring, Maryland 20910, performs portfolio management and other services for the Trust pursuant to a Management Agreement. The Adviser was formed in February 1996 as a Delaware limited liability company for the purpose of providing investment advice to the Trust and to others. Eugene A. Profit and Dr. Joseph A. Quash, as controlling shareholders of the Adviser, may directly or indirectly receive benefits from the advisory fees paid to the Adviser. Dr. Quash is Mr. Profit's father-in-law.

     Under the terms of the Management Agreement between the Trust and the Adviser, the Adviser manages the Fund's investments, selects the portfolio securities for investment by the Fund, purchases securities for the Fund and places orders for execution of such portfolio transactions, subject to the general supervision of the Board of Trustees. The Fund pays the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 1.25% of its average daily net assets. During the fiscal years ended September 30, 2005, 2004 and 2003, the Fund accrued advisory fees of $141,989, $77,198 and $40,683, respectively; however, in order to reduce the operating expenses of the Fund, the Adviser waived $105,711 and $71,428 of its advisory fees during fiscal 2005 and 2004, respectively, and waived all of its advisory fees and reimbursed the Fund for $23,929 of its other operating expenses during fiscal 2003.

     The Fund is responsible for the payment of all expenses incurred in connection with the registration of shares and operations of the Fund, including fees and expenses in connection with membership in investment company organizations, brokerage fees and commissions, legal, auditing and accounting expenses, expenses of registering shares under federal and state securities laws, expenses related to the distribution of the Fund's shares (see "Distribution Plan"), insurance expenses, taxes or governmental fees, fees and expenses of the custodian, transfer agent and accounting and pricing agent of the Fund, fees and expenses of members of the Board of Trustees who are not interested persons of the Trust, the cost of preparing and distributing prospectuses, statements, reports and other documents to shareholders, expenses of shareholders' meetings and proxy solicitations, and such extraordinary or non-recurring expenses as may arise, such as litigation to which the Fund may be a party. The Fund may have an obligation to indemnify the Trust's officers and Trustees with respect to such litigation, except in instances of willful misfeasance, bad faith, gross negligence or reckless disregard by such officers and Trustees in the performance of their duties. The compensation and expenses of any officer, Trustee or employee of the Trust who is an officer, director, employee or stockholder of the Adviser are paid by the Adviser.

     By its terms, the Management Agreement will remain in force until November 30, 2006 and from year to year thereafter, subject to annual approval by (a) the Board of Trustees or (b) a vote of the majority of the Fund's outstanding voting securities; provided that in either event continuance is also approved by a majority of the Trustees who are not interested persons of the Trust, by a vote cast in person at a meeting called for the purpose of voting such approval. The Management Agreement may be terminated at any time, on sixty days' written notice, without the payment of any penalty, by the Board of Trustees, by a vote of the majority of the Fund's outstanding voting securities, or by the Adviser. The Management Agreement automatically terminates in the event of its assignment, as defined by the 1940 Act and the rules thereunder.

     The Adviser has contractually agreed to waive its advisory fees and/or reimburse operating expenses of the Fund, other than brokerage commissions, extraordinary items, interest and taxes, to the extent necessary to limit ordinary operating expenses to the annual rate of 2.45% per annum of the Fund's average daily net assets. The Adviser has agreed to maintain this expense limitation until at least February 1, 2007.

     The name "Profit" is a property right of the Adviser. The Adviser may use the name "Profit" in other connections and for other purposes, including in the name of other investment companies. The Trust has agreed to discontinue any use of the name "Profit" if the Adviser ceases to be employed as the Fund's investment manager.

PORTFOLIO MANAGER

Other Accounts Managed
----------------------

Eugene A. Profit, the Fund's Portfolio Manager, is also responsible for the day-to-day management of other accounts, as indicated in the following table.

Other Accounts Managed (as of September 30, 2005)

----------------------------------------------------------------------------------------------------------------------
                                                       Number                          Number of      Total Assets in
    Name of                                              of      Total Assets in    Accounts with     Accounts with
   Portfolio                                          Accounts       Accounts        Advisory Fee      Advisory Fee
    Manager                 Type of Accounts           Managed       Managed           Based on          Based on
                                                                                      Performance       Performance
----------------------------------------------------------------------------------------------------------------------
Eugene A. Profit    Registered investment companies:      1       $17.1 million           0                $0
                    Other pooled investment               1       $119.5 million          0                $0
                    vehicles:                            66       $591.9 million          1           $5.65 million
                    Other accounts:
----------------------------------------------------------------------------------------------------------------------

Potential Conflicts of Interest
-------------------------------

     Actual or potential conflicts of interest may arise when the Portfolio Manager has management responsibilities to more than one account (including the Fund), such as devotion of unequal time and attention to the management of the accounts, inability to allocate limited investment opportunities across a broad band of accounts and incentive to allocate opportunities to an account where the Portfolio Manager or the Adviser has a greater financial incentive, such as a performance fee account. The Adviser has adopted trading policies designed to reduce the possibility of one account being favored over another. Furthermore, the Adviser does not believe that any material conflicts of interest exist as a result of Mr. Profit managing both the Fund and the other accounts listed above with respect to their investment strategies. The investment strategies of the Fund and the other accounts managed by Mr. Profit do not materially conflict in any way.

     In a situation where the Adviser recommends the purchase or sale of the same portfolio security for the Fund and its other clients, it is the policy of the Adviser to allocate purchases and sales among the Fund and the other accounts in a manner which the Adviser deems equitable, taking into consideration such factors as size of the accounts, concentration of holdings, investment objectives, tax status, cash availability, purchase costs, holding periods and other pertinent factors relative to each account. When the Adviser aggregates client trades, this could have the adverse affect that the Fund, or the other accounts, would not be able to obtain or dispose of the full amount of a security which it seeks to purchase or sell or the price at which such security can be purchased or sold.

     Another potential conflict may arise when the Portfolio Manager has an investment in one or more accounts that participates in transactions with other accounts. His investment(s) may create an incentive for the Portfolio Manager to favor one account over another. To avoid personal trading conflicts of interest, the Adviser has adopted a Code of Ethics that governs the personal trading of the Portfolio Manager. The Code of Ethics is designed to protect the interests of the Fund and the Adviser's other clients.

Compensation
------------

     The Portfolio Manager, being a principal owner of the Adviser, is compensated based on the overall success of the Adviser, which includes its services to the Fund. The Portfolio Manager's compensation from the Adviser is not based on a fixed salary, but rather on the pre-tax profits of the Adviser. The Adviser also provides the Portfolio Manager, along with all other eligible employees, a health care plan and a retirement plan option.

Disclosure of Securities Ownership
----------------------------------

     The following table indicates the dollar value of shares of the Fund beneficially owned by the Portfolio Manager as of September 30, 2005.

           ----------------------------------------------------------

                      Name of               Dollar Value of Fund
                  Portfolio Manager      Shares Beneficially Owned
           ----------------------------------------------------------
                  Eugene A. Profit           $100,001--$500,000
           ----------------------------------------------------------


THE DISTRIBUTOR
---------------

     Ultimus Fund Distributors, LLC (the "Distributor"), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as principal underwriter for the Trust pursuant to a Distribution Agreement. Shares of the Fund are sold on a continuous basis by the Distributor. The Distributor has agreed to use its best efforts to solicit orders for the sale of Fund shares, but it is not obligated to sell any particular amount of shares. The Distribution Agreement provides that, unless sooner terminated, it will continue in effect from year to year if such continuance is approved at least annually (i) by the Board of Trustees or a vote of a majority of the outstanding shares, and (ii) by a majority of the Trustees who are not interested persons of the Trust or of the Distributor by vote cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement may be terminated by the Fund at any time, without the payment of any penalty, by vote of a majority of the entire Board of Trustees of the Trust or by vote of a majority of the outstanding shares of the Fund on 60 days' written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on 60 days' written notice to the Trust. The Distribution Agreement will automatically terminate in the event of its assignment. The Distributor is an affiliate of the Fund's transfer agent, and Robert G. Dorsey, Mark J. Seger and John F. Splain are each Managing Directors of the Distributor and officers of the Trust.

     Prior to June 13, 2005, the Fund charged a front-end sales load on purchases of Fund shares. During the fiscal year ended September 30, 2005, the aggregate commissions collected on sales of Fund shares were $8,617, of which $8,128 was paid to E.S. Marks & Company, Inc., a broker-dealer affiliated with the Adviser, $111 was paid to unaffiliated broker-dealers in the selling network, and $378 was retained by the Distributor. During the fiscal year ended September 30, 2004, the aggregate commissions collected on sales of Fund shares were $6,065, of which $3,966 was paid to E.S. Marks & Company, Inc., $1,489 was paid to unaffiliated broker-dealers in the selling network, and $610 was retained by the Distributor. During the fiscal year ended September 30, 2003, the aggregate commissions collected on sales of Fund shares were $1,545, of which $108 was paid to unaffiliated broker-dealers in the selling network and $1,437 was retained by the Distributor.

DISTRIBUTION PLAN
-----------------

     As stated in the Prospectus, the Fund has adopted a plan of distribution (the "Plan") pursuant to Rule 12b-1 under the 1940 Act which permits the Fund to pay for expenses incurred in the distribution and promotion of such shares. Under the terms of the Plan, the Fund may pay for various expenses incurred in connection with the distribution of shares, including payments to securities dealers and others who are engaged in the sale of shares, direct mail promotions and television, radio, newspaper, magazine and other mass media advertising, or in connection with shareholder support services which the Fund may reasonably request and which are not otherwise provided by the Fund's transfer agent. The Plan expressly limits payment of the distribution expenses listed above in any fiscal year to a maximum of 0.25% of the Fund's average daily net assets. Unreimbursed expenses will not be carried over from year to year, nor will the Fund have any obligation for unreimbursed expenses upon termination of the Plan. During the fiscal year ended September 30, 2005, the Fund incurred distribution expenses of $12,224, of which $11,900 was paid as compensation to the Distributor and other broker-dealers for the sale and retention of Fund shares and $324 was paid for the printing of prospectuses for prospective shareholders.

     The continuance of the Plan must be specifically approved at least annually by a vote of the Trust's Board of Trustees and by a vote of the Trustees who are not interested persons of the Trust and have no direct or indirect financial interest in the Plan (the "Independent Trustees") at a meeting called for the purpose of voting on such continuance. The Plan may be terminated at any time by a vote of a majority of the Independent Trustees or by a vote of the holders of a majority of the outstanding shares. In the event the Plan is terminated in accordance with its terms, the Fund will not be required to make any payments for expenses incurred after the termination date. The Plan may not be amended to increase materially the amount to be spent for distribution without shareholder approval. All material amendments to the Plan must be approved by a vote of the Trust's Board of Trustees and by a vote of the Independent Trustees.

     In approving the Plan, the Trustees determined, in the exercise of their business judgment and in light of their fiduciary duties as Trustees, that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders. The Board of Trustees believes that expenditure of assets for distribution expenses under the Plan should assist in the growth, which will benefit the Fund and its shareholders through increased economies of scale, greater investment flexibility, greater portfolio diversification and less chance of disruption of planned investment strategies. The Plan will be renewed only if the Trustees make a similar determination for each subsequent year of the Plan. There can be no assurance that the benefits anticipated from the expenditure of assets for distribution will be realized. While the Plan is in effect, all amounts spent pursuant to the Plan and the purposes for which such expenditures were made must be reported quarterly to the Board of Trustees for its review. In addition, the selection and nomination of those Trustees who are not interested persons of the Trust are committed to the discretion of the Independent Trustees during such period.

     By reason of his controlling interest in the Adviser, Eugene A. Profit may be deemed to have a financial interest in the operation of the Plan.

TRANSFER AGENT
--------------

     The Fund's transfer agent, Ultimus Fund Solutions, LLC ("Ultimus"), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. Ultimus receives from the Fund for its services as transfer agent a fee payable monthly at an annual rate of $20 per account, provided, however, that the minimum fee is $1,500 per month. In addition, the Fund pays out-of-pocket expenses, including but not limited to, postage, envelopes, checks, drafts, forms, reports, record storage and communication lines.

     Ultimus also provides accounting and pricing services to the Fund. For calculating daily net asset value per share and maintaining such books and records as are necessary to enable Ultimus to perform its duties, the Fund pays Ultimus a base fee of $2,500 per month plus an asset-based fee computed as a percentage of the Fund's average net assets in excess of $25 million. In addition, the Fund pays all costs of external pricing services.

     Ultimus also provides administrative services to the Fund. In this capacity, Ultimus supplies non-investment related statistical and research data,
internal  regulatory   compliance  services  and  executive  and  administrative
services. Ultimus supervises the preparation of tax returns, reports to shareholders of the Fund, reports to and filings with the Securities and Exchange Commission and state securities commissions, and materials for meetings of the Board of Trustees. For the performance of these administrative services, the Fund pays Ultimus a fee at the annual rate of .15% of the average value of its daily net assets up to $50 million, .125% of such assets from $50 million to $100 million, .10% of such assets from $100 million to $250 million, .075% of such assets from $250 million to $500 million, and ..05% of such assets in excess of $500 million; provided, however, that the minimum fee is $2,000 per month.

     During the fiscal year ended September 30, 2005, Ultimus received from the Fund transfer agency fees, accounting services fees and administrative services fees of $18,000, $30,000 and $24,000, respectively. During the fiscal year ended September 30, 2004, Ultimus received from the Fund transfer agency fees, accounting services fees and administrative services fees of $13,500, $22,500 and $18,000, respectively. During the fiscal year ended September 30, 2003, Ultimus received from the Fund transfer agency fees, accounting services fees and administrative services fees of $13,425, $22,375 and $17,900, respectively.

PRINCIPAL SECURITY HOLDERS
--------------------------

     As of November 7, 2005, National Financial Services LLC for the exclusive benefit of its customers, 200 Liberty Street, 1 World Financial Centre, New York, New York 10281, owned of record 10.7% of the outstanding shares of the Fund; and Barbara L. Bowles, 5015 South Ellis Avenue, Chicago, Illinois 60615, owned of record 6.8% of the outstanding shares of the Fund.

     As of November 7, 2005, the Trustees and officers of the Trust as a group owned of record or beneficially 2.3% of the outstanding shares of the Fund.

CUSTODIAN
---------

     Wachovia Bank, 123 South Broad Street, Philadelphia, Pennsylvania 19109, has been retained to act as custodian for the Fund's investments. As custodian, Wachovia Bank acts as the Fund's depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds as instructed and maintains records in connection with its duties.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
---------------------------------------------

     The firm of Briggs, Bunting & Dougherty, LLP, Two Penn Center, Suite 820, Philadelphia, Pennsylvania 19102, has been selected as the Trust's independent registered public accounting firm for the fiscal year ending September 30, 2006. Briggs, Bunting & Dougherty, LLP performs an annual audit of the Fund's financial statements and advises the Fund as to certain accounting matters.

LEGAL COUNSEL
-------------

     Sullivan & Worcester LLP, 1666 K Street, NW, Washington, D.C. 20006, serves as counsel to the Trust and the Independent Trustees.

SECURITIES TRANSACTIONS
-----------------------

     Decisions to buy and sell securities for the Fund and the placing of the Fund's securities transactions and negotiation of commission rates where applicable are made by the Adviser and are subject to review by the Board of Trustees of the Trust. In the purchase and sale of portfolio securities, the Adviser seeks best execution for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received. During the fiscal years ended September 30, 2005, 2004 and 2003, the Fund paid brokerage commissions of $17,718, $5,274 and $5,113, respectively. The higher amount of commissions paid by the Fund during the most recent fiscal year was due primarily to an increase in the net assets of the Fund and a higher portfolio turnover rate.

     The Adviser is specifically authorized to select brokers who also provide brokerage and research services to the Fund and/or other accounts over which the Adviser exercises investment discretion and to pay such brokers a commission in excess of the commission another broker would charge if the Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Adviser's overall responsibilities with respect to the Fund and to accounts over which it exercises investment discretion.

     Research services include securities and economic analyses, reports on issuers' financial conditions and future business prospects, newsletters and opinions relating to interest trends, general advice on the relative merits of possible investment securities for the Fund and statistical services and information with respect to the availability of securities or purchasers or sellers of securities. Although this information is useful to the Fund and the Adviser, it is not possible to place a dollar value on it. Research services furnished by brokers through whom the Fund effects securities transactions may be used by the Adviser in servicing all of its accounts and not all such services may be used by the Adviser in connection with the Fund. During the fiscal year ended September 30, 2005, the principal amount of brokerage transactions and related commissions directed by the Fund to brokers due to research services provided were $2,614,322 and $3,594, respectively.

     The Adviser may aggregate purchase and sale orders for the Fund and its other clients if it believes such aggregation is consistent with its duty to seek best execution for the Fund and its other clients. The Adviser will not favor any advisory account over any other account, and each account that participates in an aggregated order will participate at the average share price for all transactions of the Adviser in that security on a given business day, with all transaction costs shared on a pro rata basis.

     Subject to the requirements of the 1940 Act and procedures adopted by the Board of Trustees, the Fund may execute portfolio transactions through any broker or dealer and pay brokerage commissions to a broker (i) which is an affiliated person of the Trust, or (ii) which is an affiliated person of such person, or (iii) an affiliated person of which is an affiliated person of the Trust, the Adviser or the Distributor.

     During the fiscal year ended September 30, 2005, the Fund purchased common stock of Lehman Brother Holdings Inc., the parent company of one of the Trust's "regular broker-dealers" as defined by the 1940 Act (the market value of which was $267,904 as of September 30, 2005).

CODE OF ETHICS
--------------

     The Trust, the Adviser and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act which permits personnel to invest in securities for their own accounts, including securities that may be purchased or held by the Fund. The Codes of Ethics adopted by the Trust, the Adviser and the Distributor are on public file with, and are available from, the Securities and Exchange Commission.

PROXY VOTING POLICIES
---------------------

     The Trust and the Adviser have adopted Proxy Voting Policies and Procedures that describe how the Fund intends to vote proxies relating to portfolio securities. The Proxy Voting Policies and Procedures are attached to this Statement of Additional Information as Appendix B. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling 1-888-744-2337, or on the SEC's website at HTTP://WWW.SEC.GOV.

DISCLOSURE OF PORTFOLIO HOLDINGS
--------------------------------

     The Board of Trustees of the Trust has adopted policies to govern the circumstances under which disclosure regarding portfolio securities held by the Fund, and disclosure of purchases and sales of such securities, may be made to shareholders of the Fund or other persons.

     o Public disclosure regarding the portfolio securities held by the Fund is made in Annual Reports and Semi-Annual Reports to Shareholders, and in quarterly holdings reports on Form N-Q ("Official Reports"). Except for such Official Reports and as otherwise expressly permitted herein, shareholders and other persons may not be provided with information regarding portfolio securities held, purchased or sold by the Fund.

     o Information regarding portfolio securities and other information regarding the investment activities of the Fund is disclosed to rating and ranking organizations for use in connection with their rating or ranking of the Fund. Currently, the Fund is providing portfolio information to five different rating or ranking organizations. These organizations offer various services to investors. Each disclosure arrangement has been approved by the Chief Compliance Officer ("CCO") of the Fund, who found that this disclosure was in the best interest of shareholders and serves a legitimate business interest of the Fund. In each instance, portfolio information is disclosed to these organizations with a minimum 15-day lag. Below is a table listing the organizations that are currently receiving non-public portfolio information along with the types of information received, conditions or restrictions on use, timing of disclosure and any compensation received for providing portfolio information.

---------------------------------------------------------------------------------------------------------------------
                                                                                            RECEIPT OF COMPENSATION OR
NAME OF RATING                                               TIMING OF RELEASE AND          OTHER CONSIDERATION BY THE
OR RANKING ORGANIZATION     INFORMATION PROVIDED        CONDITIONS OR RESTRICTIONS ON USE    FUND OR AFFILIATED PARTY
---------------------------------------------------------------------------------------------------------------------
Morningstar, Inc.           CUSIP, description,         Provided monthly, with a 30-day               None
                            shares/par, market value    lag. No formal conditions or
                                                        restrictions.
---------------------------------------------------------------------------------------------------------------------
Lipper, Inc.                CUSIP, description,         Provided monthly, with a 30-day               None
                            shares/par                  lag.  No formal conditions or
                                                        restrictions.  Lipper has indicated
                                                        that it will not trade based on the
                                                        Fund's portfolio information, and it
                                                        prohibits  its  employees from any
                                                        such trading.
---------------------------------------------------------------------------------------------------------------------
Bloomberg L.P.              CUSIP, shares/par,          Provided quarterly, with a 15-day             None
                            market value                lag.  No formal conditions or
                                                        restrictions.   Bloomberg has
                                                        indicated that it requires all
                                                        employees to sign confidentiality
                                                        agreements  acknowledging all
---------------------------------------------------------------------------------------------------------------------

                                                      -19-

---------------------------------------------------------------------------------------------------------------------
                                                        information received during their
                                                        employment must be used for
                                                        legitimate business purposes
                                                        only.
---------------------------------------------------------------------------------------------------------------------
Standard & Poors, Inc.      CUSIP, description,         Provided monthly, with a 30-day               None
                            shares/par, market value,   lag.  No formal conditions or
                            coupon, maturity date, %    restrictions.  S&P has indicated
                            of total net assets         that its employees are required to
                                                        follow a code of business conduct
                                                        that prohibits them from using
                                                        portfolio information for anything
                                                        other than performing their job
                                                        responsibilities; S&P employees
                                                        must certify annually that they
                                                        have followed this code of business
                                                        conduct.
---------------------------------------------------------------------------------------------------------------------
Thomson Financial           CUSIP, shares/par,          Provided quarterly, with a 15-day             None
                            market value, cost basis    lag.  No formal conditions or
                                                        restrictions. Thomson Financial
                                                        has indicated that it requires all
                                                        employees to sign confidentiality
                                                        agreements acknowledging that all
                                                        information received during their
                                                        employment must be used for
                                                        legitimate  business purposes only.
 ---------------------------------------------------------------------------------------------------------------------

     o The Fund's policies relating to disclosure of holdings of portfolio securities does not prohibit: (i) disclosure of information to the Adviser or to other Fund service providers, including the Fund's administrator, distributor, custodian, legal counsel and auditors, printers or to brokers and dealers through which the Fund purchases and sells portfolio securities; and (ii) disclosure of holdings of or transactions in portfolio securities by the Fund that is made on the same basis to all shareholders of the Fund. Below is a table that lists each service provider receiving portfolio information along with information regarding the frequency of access to, and limitations on use of, portfolio information.

----------------------------------------------------------------------------------------------------------------
       TYPE OF SERVICE PROVIDER          FREQUENCY OF ACCESS TO PORTFOLIO            RESTRICTIONS ON USE
                                                     INFORMATION
----------------------------------------------------------------------------------------------------------------
Adviser                                 Daily                                  Contractual and Ethical
----------------------------------------------------------------------------------------------------------------
Administrator and Distributor           Daily                                  Contractual and Ethical
----------------------------------------------------------------------------------------------------------------
Custodian                               Daily                                  Contractual and Ethical
----------------------------------------------------------------------------------------------------------------
Auditor                                 During annual audit                    Ethical
----------------------------------------------------------------------------------------------------------------
Legal counsel                           Regulatory filings, board meetings,    Ethical
                                        and if a legal issue regarding the
                                        portfolio requires counsel's review
----------------------------------------------------------------------------------------------------------------
Printers                                Twice a year - printing of semi-       No formal restrictions in place.
(FINANCIAL GRAPHIC SERVICE, INC.)       annual and annual reports              Printer receives portfolio at
                                                                               about time filed with the SEC -
                                                                               approximately 60 days old by
                                                                               the time received.
----------------------------------------------------------------------------------------------------------------
Broker/dealers through which Fund       Daily access to the relevant           Contractual and Ethical
purchases and sells portfolio           purchase and/or sale - no
securities                              broker/dealer has access to the
                                        Fund's entire portfolio
----------------------------------------------------------------------------------------------------------------

     o The CCO may approve other arrangements under which information relating to portfolio securities held by the Fund, or purchased or sold by the Fund (other than information contained in Official Reports), is disclosed to any shareholder or other person. The CCO shall approve such an arrangement only if she concludes (based on a consideration of the information to be disclosed, the timing of the disclosure, the intended use of the information and other relevant factors) that the arrangement is reasonably necessary to aid in conducting the ongoing business of the Fund, and is unlikely to affect adversely the Fund or any shareholder of the Fund and is in the best interests of shareholders and subject to a confidentiality agreement and prohibition of trading based upon material non-public information. The CCO must inform the Board of Trustees of any such arrangements approved by the CCO, and the rationale supporting approval, at the next regular quarterly meeting of the Board of Trustees following such approval.

     o In a situation where a conflict of interest exists between the Fund, the Fund's shareholders, and a party seeking portfolio information, no disclosure will be permitted until the conflict has been presented by the CCO to the Fund's Independent Trustees. The Independent Trustees must approve such disclosure prior to the release of the portfolio information.

     o Neither the Adviser nor the Trust (or any affiliated person, employee, officer, trustee or director of the Adviser or the Trust) may receive any direct or indirect compensation in consideration of the disclosure of information relating to portfolio securities held, purchased or sold by the Fund.

PORTFOLIO TURNOVER
------------------

     The Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year, exclusive of short-term instruments, by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund, and may result in the Fund recognizing greater amounts of income and capital gains, which would increase the amount of income and capital gains which the Fund must distribute to its shareholders in order to maintain its status as a regulated investment company and to avoid the imposition of federal income or excise taxes. See "Taxes." A 100% turnover rate would occur if all of the Fund's portfolio securities were replaced once within a one year period.

     Generally, the Fund intends to invest for long-term purposes. However, the rate of portfolio turnover will depend upon market and other conditions, and it will not be a limiting factor when the Adviser believes that portfolio changes are appropriate. For the fiscal years ended September 30, 2005, 2004 and 2003, the Fund's portfolio turnover rate was 65%, 33% and 30%, respectively.

CALCULATION OF SHARE PRICE
--------------------------

     The share price (net asset value) of the shares of the Fund are determined as of the close of the regular session of trading on the New York Stock Exchange (the "NYSE") (normally 4:00 p.m., Eastern time) on each day the Trust is open for business. The Trust is open for business on every day except Saturdays, Sundays and the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

     In valuing the assets of the Fund for purposes of computing net asset value, securities are valued at market value as of the close of trading on each business day when the NYSE is open.

Securities listed on the NYSE or other exchanges are valued on the basis of the last sale price on the exchange on which they are primarily traded. If there are no sales on that day, the securities are valued at the closing bid prices on the NYSE or other primary exchange for that day. Securities quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Securities traded in the over-the-counter market, and which are not quoted by NASDAQ, are valued at the last sale price if available, otherwise at the last quoted bid price. Securities and other assets for which market quotations are not readily available or are considered to be unreliable due to market or other events are valued at their fair value as determined in good faith in accordance with procedures established by and under the general supervision of the Board of Trustees. Debt securities will be valued at their current market value when available or at their fair value, which for securities with remaining maturities of 60 days or less has been determined in good faith to be represented by amortized cost value, absent unusual circumstances. One or more pricing services may be utilized to determine the fair value of securities held by the Fund. The Board of Trustees will review and monitor the methods used by such services to assure itself that securities are appropriately valued.

TAXES
-----

     The Prospectus describes generally the tax treatment of distributions by the Fund. This section of the Statement of Additional Information includes additional information concerning federal taxes.

     The Fund has qualified and intends to continue to qualify annually for the special tax treatment afforded a regulated investment company, or "RIC", under Subchapter M of the Internal Revenue Code so as to be relieved of federal income tax on its capital gains and net investment income currently distributed to its shareholders. Among the requirements to qualify as a RIC, the Fund must distribute annually no less than the sum of 90% of its "investment company taxable income" and 90% of its net tax-exempt income. In addition to this distribution requirement, the Fund must (1) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, certain other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in stock, securities or currencies, or from net income derived from an interest in a qualified publicly traded partnership ("PTP"); and
(2) diversify its holdings so that at the end of each quarter of its taxable year the following two conditions are met: (a) at least 50% of the value of the Fund's total assets is represented by cash, U.S. Government securities, securities of other RICs and other securities (for this purpose such other securities will qualify only if the Fund's investment is limited in respect to any issuer to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer) and (b) not more than 25% of the value of the Fund's total assets is invested in the securities (other than U.S. Government securities or securities of other RICs) of any one issuer, the securities of any two or more issuers that the Fund controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified PTPs. For these purposes, a qualified PTP is generally a PTP other than one where at least 90% of its gross income is gross income that would otherwise be qualifying gross income for a RIC.

     If the Fund qualifies as a RIC and distributes at least 90% of its net investment income, the Fund will not be subject to federal income tax on the income so distributed. However, the Fund would be subject to corporate income tax on any undistributed income other than tax-exempt income from municipal securities.

     The Fund intends to distribute to shareholders, at least annually, substantially all of its net investment income and any net capital gains realized from sales of the Fund's portfolio securities. Dividends from net investment income and distributions from any net realized capital gains are reinvested in additional shares of the Fund unless the shareholder has requested in writing to have them paid by check.

     The Fund's net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses may be carried forward to offset any capital gains for eight years, after which any undeducted capital loss remaining is lost as a deduction. As of September 30, 2005, the Fund had a capital loss carryforward, subject to limitations, of $330,574, which expires September 30, 2010. This capital loss carryforward may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

     A federal excise tax at the rate of 4% will be imposed on the excess, if any, of the Fund's "required distribution" over actual distributions in any calendar year. Generally, the "required distribution" is 98% of the Fund's ordinary income for the calendar year plus 98% of its net capital gains recognized during the one year period ending on October 31 of the calendar year plus undistributed amounts from prior years. The Fund intends to make distributions sufficient to avoid imposition of the excise tax.

     TAXATION OF THE SHAREHOLDER. Dividends from net investment income and net short-term capital gains are generally taxable to the shareholder as ordinary income. Distributions of long-term capital gains are taxable as long-term capital gains regardless of the length of time shares in the Fund have been held. Distributions are taxable, whether received in cash or reinvested in shares of the Fund.

     Individual shareholders may benefit from lower rates applicable to long-term capital gains on certain distributions that are attributable to certain dividends received by the Fund from U.S. corporations and certain foreign corporations ("Qualified Dividends"). Such dividends are scheduled to be taxed at ordinary income rates starting in 2009. It appears that for an individual shareholder to benefit from the lower tax rate on Qualified Dividends, the shareholder must hold shares in the Fund, and the Fund must hold shares in the dividend-paying corporation at least 61 days during a prescribed period. The prescribed period is the 121-day period beginning 60 days before the date on which the shareholder or the Fund, as the case may be, becomes entitled to receive the dividend. Furthermore, in determining the holding period for this purpose, any period during which the recipient's risk of loss is offset by means of options, short sales or similar instruments is not included. Additionally, an individual shareholder would not benefit from the lower tax rate to the extent it or the Fund is obligated (for example, pursuant to a short sale) to make related payments with respect to positions in substantially similar or related property.


     It is anticipated that amounts distributed by the Fund that are attributable to certain dividends received from domestic corporations will qualify for the 70% dividends-received deduction for corporate shareholders. A corporate shareholder's dividends-received deduction will be disallowed unless it holds shares in the Fund, and the Fund holds shares in the dividend-paying corporation, at least 46 days during the 91-day period beginning 45 days before the date on which the shareholder or the Fund, as the case may be, becomes entitled to receive the dividend. In determining the holding period for this purpose, any period during which the recipient's risk of loss is offset by means of options, short sales or similar transactions is not counted. Furthermore, the dividends-received deduction will be disallowed to the extent a corporate shareholder's investment in shares of the Fund, or the Fund's investment in the shares of the dividend-paying corporation, is financed with indebtedness. Additionally, a corporate shareholder would not benefit to the extent it or the Fund is obligated (for example, pursuant to a short sale) to make related payments with respect to positions in substantially similar or related property.

     Shareholders are advised annually of the source of distributions for federal income tax purposes. A shareholder who is not subject to federal income tax will not be required to pay tax on distributions received.

     If shares are purchased shortly before a record date for a distribution, the shareholder will, in effect, receive a return of a portion of his investment, but the distribution will be taxable to him even if the net asset value of the shares is reduced below the shareholder's cost. However, for federal income tax purposes, the original cost would continue as the tax basis.

     If a shareholder fails to furnish his social security or other tax identification number or to certify properly that it is correct, the Fund may be required to withhold federal income tax at the rate of 28% (backup withholding) from dividend, capital gain and redemption payments to him. Dividend and capital gain payments may also be subject to backup withholding if the shareholder fails to certify properly that he is not subject to backup withholding.

     Taxable distributions generally are included in a shareholder's gross income for the taxable year in which they are received. However, dividends declared in October, November and December and made payable to shareholders of record in such month will be deemed to have been received on December 31st if paid by the Fund during the following January.

     Distributions by the Fund will result in a reduction in the market value of the Fund's shares. Should a distribution reduce the market value below a shareholder's cost basis, such distribution would be taxable to the shareholder as ordinary income or as a long-term capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares of the Fund just prior to a distribution. The price of such shares includes the amount of any forthcoming distribution so that those investors may receive a return of investment upon distribution which will, nevertheless, be taxable to them.

     A redemption of shares is a taxable event and, accordingly, a capital gain or loss may be recognized. Investors should consult their tax advisor regarding the effect of federal, state, local, and foreign taxes on an investment in the Fund.

     Any loss arising from the sale or redemption of shares of the Fund held for six months or less will be treated for federal income tax purposes as a long-term capital loss to the extent of any amount of capital gain distributions received by the shareholder with respect to such Fund shares. For purposes of determining whether shares of the Fund have been held for six months or less, a shareholder's holding period is suspended for any periods during which the shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options or short sales.

     Pursuant to recently issued Treasury Regulations directed at tax shelter activity, taxpayers are required to disclose to the IRS certain information on Form 8886 if they participate in a "reportable transaction." A transaction may be a "reportable transaction" based upon any of several indicia with respect to a shareholder, including the existence of significant book-tax differences or the recognition of a loss in excess of certain thresholds. Under new legislation a significant penalty is imposed on taxpayers who participate in a "reportable transaction" and fail to make the required disclosure. Investors should consult their own tax advisors concerning any possible federal, state or local disclosure obligations with respect to their investment in shares of the Fund.

REDEMPTION IN KIND
------------------

     The Fund, when it is deemed to be in the best interests of the Fund's shareholders, may make payment for shares repurchased or redeemed in whole or in part in securities of the Fund
taken at current value. If any such redemption in kind is to be made, the Fund intends to make an election pursuant to Rule 18f-1 under the 1940 Act. This election will require the Fund to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder. Should payment be made in securities, the redeeming shareholder will generally incur brokerage costs in converting such securities to cash. Portfolio securities which are issued in an in-kind redemption will be readily marketable.

HISTORICAL PERFORMANCE INFORMATION
----------------------------------

     From time to time, the Fund may advertise average annual total return. Average annual total return quotations will be computed by finding the average annual compounded rates of return over 1, 5 and 10 year periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                P (1 + T)n = ERV

     Where:
     P = a hypothetical initial payment of $1,000
     T = average annual total return
     n = number of years
     ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 and 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof)

The calculation of average annual total return assumes the reinvestment of all dividends and distributions. If the Fund has been in existence less than one, five or ten years, the time period since the date of the initial public offering of shares will be substituted for the periods stated.

     The Fund may also quote average annual total return over the specified periods (i) after taxes on Fund distributions and (ii) after taxes on Fund distributions and redemption of Fund shares at the end of the period. The calculations assume deduction of all taxes due on such Fund distributions. The ending redeemable value is determined by assuming a complete redemption at the end of the period covered by the computation and, in the case of returns after taxes on distributions and redemption of Fund shares, includes the deduction of capital gains taxes resulting from the redemption or, if appropriate, an adjustment to take into account the tax benefit from any capital losses that may have resulted from the redemption. After-tax returns are calculated using the highest applicable individual federal marginal tax rate in effect on the reinvestment date of a distribution. The tax rates used correspond to the tax character of each component of the distributions (that is, the ordinary income tax rate for ordinary income distributions and the long-term capital gains rate for capital gains distributions). The tax rates may vary over the course of the measurement period. State and local tax liabilities are disregarded, as are the effect of phaseouts of certain exemptions, deductions and credits at various income levels and the impact of the federal alternative minimum income tax. Actual after-tax returns will depend on an investor's tax situation and may differ from those shown. The after-tax returns are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

     The table below shows the Fund's average annual total returns for the periods ended September 30, 2005:

                                                                Since Inception
                                    One Year     Five Years     (Nov. 15, 1996)
                                    --------     ----------     ---------------
Return Before Taxes                   9.82%        -1.59%             8.87%
Return After Taxes on Distribution    9.82%        -1.71%             8.61%
Return After Taxes on Distributions
  and Sale of Fund Shares             6.39%        -1.38%             7.75%

     The Fund may also advertise total return (a "nonstandardized quotation") which is calculated differently from average annual total return. A nonstandardized quotation of total return may be a cumulative return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions. This computation does not include the effect of the applicable initial sales load which, if included, would reduce total return. The cumulative return of the Fund for the period since inception (November 15, 1996) to September 30, 2005 is 112.50%. A nonstandardized quotation may also indicate average annual compounded rates of return without including the effect of the applicable initial sales load or over periods other than those specified for average annual total return. For example, the Fund's average annual compounded rate of return for the three year period ended September 30, 2005 is 17.74%. A nonstandardized quotation of total return will always be accompanied by the Fund's average annual total returns as described above.

     The performance quotations described above are based on historical earnings and are not intended to indicate future performance.

FINANCIAL STATEMENTS
--------------------

     The financial statements of the Fund, which have been audited by Briggs, Bunting & Dougherty, LLP, are incorporated herein by reference to the annual report of the Fund dated September 30, 2005.

APPENDIX A: DESCRIPTION OF RATINGS
----------------------------------

     The various ratings used by Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Ratings Group ("S&P") are described below. A rating by an
NRSRO represents the organization's opinion as to the credit quality of the security. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Adviser believes that the quality of corporate bonds and preferred stocks in which the Fund may invest should be continually reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell or hold a security because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one NRSRO, each rating is evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the NRSROs from other sources that they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

     THE RATINGS OF MOODY'S AND S&P FOR CORPORATE BONDS IN WHICH THE FUND MAY INVEST ARE AS FOLLOWS:

     Moody's Investors Service, Inc.

     Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba - Bonds rated Ba are judged to have speculative elements; the bonds' future cannot be considered to be well assured. Often the protection of interest and principal payments may be very moderate and thus not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments of or maintenance of other terms of the contract over any long period of time may be small.

     Caa - Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca - Bonds rated Ca represent obligations which are speculative to a high degree. Such issues are often in default or have other marked shortcomings.

     C - Bonds rated C are the lowest class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Standard & Poor's Ratings Group
     -------------------------------

     AAA - Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

     AA - Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

     A - Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

     BBB - Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

     BB, B, CCC, CC, C and D - Bonds rated in each of these categories are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Bonds are rated D when the issue is in payment default, or the obligor has filed for bankruptcy.

     THE RATINGS OF MOODY'S AND S&P FOR PREFERRED STOCKS IN WHICH THE FUND MAY INVEST ARE AS FOLLOWS:

     Moody's Investors Service, Inc.
     -------------------------------

     aaa - An issue which is rated aaa is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

     aa - An issue which is rated aa is considered a high-grade preferred stock. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

     a - An issue which is rated a is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

     baa - An issue which is rated Baa is considered to be medium grade, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

     ba - An issue rated ba is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

     b - An issue rated b generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

     caa - An issue rated caa is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

     ca - An issue rated ca is speculative to a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

     c - An issue rated c is in the lowest rated class of preferred stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Standard & Poor's Ratings Group
     -------------------------------

     AAA - This is the highest rating that may be assigned by Standard & Poor's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

     AA - A preferred stock issue rated AA also qualifies as a high-quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

     A - An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the diverse effects of changes in circumstances and economic conditions.

     BBB - An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.

     BB, B and CCC - An issue rated in any of these categories is regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation, and CCC the highest degree of speculation. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     C - An issue rated C is a non-paying issue of preferred stock.

     D - An issue rated D is a non-paying issue with the issuer in default on debt instruments.

     NR - An issue designated NR indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

APPENDIX B: PROXY VOTING POLICIES AND PROCEDURES
------------------------------------------------

                        Profit Funds Investment Trust and
                          Profit Investment Management

                      Proxy Voting Policies and Procedures
                      ------------------------------------

Profit Funds Investment Trust (the "Trust") and Profit Investment Management intend to exercise a voice on behalf of shareholders and clients in matters of corporate governance through the proxy voting process. The Trust and Profit Investment Management take their fiduciary responsibilities very seriously and believe the right to vote proxies is a significant asset of shareholders and clients. The Trust and Profit Investment Management exercise their voting responsibilities as a fiduciary, solely with the goal of maximizing the value of shareholders' and clients' investments.

The Trust's board of trustees has delegated to Profit Investment Management ("PIM") the responsibility of overseeing voting policies and decisions for The Profit Fund. PIM's proxy voting principles for The Profit Fund and its other clients are summarized below, with specific examples of voting decisions for the types of proposals that are most frequently presented:

General policy for voting proxies
---------------------------------

PIM will vote proxies solely in the interests of its clients. Any conflict of interest must be resolved in the way that will most benefit its clients. Since the quality and depth of management is a primary factor considered when investing in a company, PIM gives substantial weight to the recommendation of management on any issue. However, PIM will consider each issue on its own merits, and the position of a company's management will not be supported in any situation where it is found not to be in the best interests of its clients. Proxy voting, absent any unusual circumstances or conflicts of interest, will be conducted in accordance with the procedures set forth below.

Conflicts of interest
---------------------

PIM recognizes that under certain circumstances it may have a conflict of interest in voting proxies on behalf of its clients. Such circumstances may include, but are not limited to, situations where PIM or one or more of its affiliates, including officers, directors and employees, has or is seeking a client relationship with the issuer of the security that is the subject of the proxy vote. PIM shall periodically inform its employees that they are under an obligation to be aware of the potential for conflicts of interest on the part of PIM with respect to voting proxies on behalf of clients, both as a result of the employee's personal relationships and due to circumstances that may arise during the conduct of PIM's business, and to bring conflicts of interest of which they become aware to the attention of the Proxy Manager. PIM shall not vote proxies relating to such issuers on behalf of its client accounts until it has determined that the conflict of interest is not material or a method of resolving such conflict of interest has been agreed upon by the Audit Committee. A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence PIM's decision-making in voting a proxy. Materiality determinations will be based upon an assessment of the particular facts and circumstances. If the Proxy Manager determines that a conflict of interest is not material, PIM may vote proxies notwithstanding the existence of a conflict. If the conflict of interest is determined to be material, the conflict shall be disclosed to the Audit Committee and

PIM shall follow the instructions of the Audit Committee. The Proxy Manager shall keep a record of all materiality decisions and report them to the Audit Committee on a quarterly basis. A report shall be made to the Fund's Board of Trustees on a quarterly basis with respect to all conflict of interest situations.

Election of the board of directors
----------------------------------

PIM believes that good governance starts with an independent board, unfettered by significant ties to management, all of whose members are elected annually. In addition, key board committees should be entirely independent.

PIM will generally support the election of directors that result in a board made up of a majority of independent directors.

PIM will withhold votes for non-independent directors who serve on the audit, compensation, and/or nominating committees of the board.

PIM will hold directors accountable for the actions of the committees on which they serve. For example, PIM will withhold votes for nominees who serve on the compensation committee if they approve excessive compensation arrangements or propose equity-based compensation plans that unduly dilute the ownership interests of stockholders.

PIM will support efforts to declassify existing boards, and will block efforts by companies to adopt classified board structures.

Approval of independent registered public accounting firm
---------------------------------------------------------

PIM believes that the relationship between the company and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities that do not, in the aggregate, raise any appearance of impaired independence.

PIM will vote against proposed auditors where non-audit fees make up more than 50% of the total fees paid by the company to the audit firm.

PIM will evaluate on a case-by-case basis instances in which the audit firm has a substantial non-audit relationship with the company (regardless of its size relative to the audit fee) to determine whether PIM believes independence has been compromised.

Equity-based compensation plans
-------------------------------

PIM believes that appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of long-term shareholders and the interests of management, employees, and directors. Conversely, PIM is opposed to plans that substantially dilute its clients' ownership interest in the company, provide participants with excessive awards, or have inherently objectionable structural features.

PIM will generally vote against plans where total potential dilution (including all equity-based plans) exceeds 15% of shares outstanding.

PIM will generally vote against plans if annual option grants have exceeded 2% of shares outstanding.

These total and annual dilution thresholds are guidelines, not ceilings, and when assessing a plan's impact on our shareholdings PIM considers other factors such as the nature of the industry and size of the company.

PIM will vote against plans that have any of the following  structural features:

     o    Ability to re-price underwater options

     o Ability to issue options with an exercise price below the stock's current market price.

     o    Ability to issue reload options.

     o    Automatic share replenishment ("evergreen") feature.

PIM will support measures intended to increase long-term stock ownership by executives. These may include:

     o Requiring senior executives to hold a minimum amount of stock in the company (frequently expressed as a certain multiple of the executive's salary).

     o Requiring stock acquired through option exercise to be held for a certain period of time.

     o    Using  restricted  stock grants  instead of options.

To this end, PIM supports expensing the fair value of option grants because it substantially eliminates their preferential financial statement treatment vis-a-vis stock grants, furthering the case for increased ownership by corporate leaders and employees.

PIM will support the use of employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value.

Corporate structure and shareholder rights
------------------------------------------

PIM believes that shareholders should have voting power equal to their equity interest in the company and should be able to approve (or reject) changes to the corporation's by-laws by a simple majority vote.

PIM will support proposals to remove super-majority (typically from 66.7% to 80%) voting requirements for certain types of proposals. PIM will vote against proposals to impose super-majority requirements.

PIM will vote for proposals to lower barriers to shareholder action (e.g., limited rights to call special meetings, limited rights to act by written consent).

PIM will vote against proposals for a separate class of stock with disparate voting rights.

PIM will generally vote for proposals to subject shareholder rights plans ("poison pills") to a shareholder vote. In evaluating these plans, PIM will be more likely to support arrangements with short-term (less than 3 years) sunset provisions, qualified bid/permitted offer provisions ("chewable pills") and/or mandatory review by a committee of independent directors at least every three years (so-called "TIDE" provisions).

Corporate and social policy issues
----------------------------------

PIM believes that "ordinary business matters" are primarily the responsibility of management and should be approved solely by the corporation's board of directors. Proposals in this category, initiated primarily by shareholders, typically request that the company disclose or amend certain business practices.

PIM generally votes against these types of proposals, although PIM may make exceptions in certain instances where it believes a proposal has substantial economic implications.

Proxy voting process
--------------------

PIM has designated a Proxy Director. Proxy voting is subject to the supervision of the Proxy Director. Reasonable efforts will be made to obtain proxy materials and to vote in a timely fashion. The Proxy Director may utilize the services of outside professionals (such as Institutional Shareholder Services) to assist its analysis of voting issues and the actual voting of proxies. Records will be maintained regarding the voting of proxies under these policies and procedures.